UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

ROMEO POWER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY DATED APRIL 18, 2022 — SUBJECT TO COMPLETION
April 28, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Romeo Power, Inc., which will be held virtually at www.virtualshareholdermeeting.com/RMO2022 on June 14, 2022, at 10:00 a.m. Pacific Time. We hope that you will be able to attend the virtual Annual Meeting.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 18, 2022 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report on Form 10-K and how to vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice and the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Please act as soon as possible to vote your shares. You may vote your shares on the Internet, by telephone or, if you received a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided.
On behalf of the Board of Directors and management, we appreciate your continued support.
/s/ Robert S. Mancini
Robert S. Mancini
Chairman of the Board

ROMEO POWER, INC.
4380 Ayers Ave.
Vernon, California 90058
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Romeo Power, Inc.:
Notice is hereby given that the 2022 annual meeting of stockholders (the “Annual Meeting”) of Romeo Power, Inc. (the “Company”) will be held at 10:00 a.m. Pacific Time on June 14, 2022 in a virtual format only via live webcast at www.virtualshareholdermeeting.com/RMO2022, for the purpose of considering and taking action on the following proposals:
(1)
To elect eight directors to serve on our Board of Directors;

(2)
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

(3)
To approve, on an advisory basis, the compensation of our named executive officers;

(4)
To approve, on an advisory basis, the frequency of future non-binding advisory stockholder votes on the compensation of our named executive officers;

(5)
To approve, for purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the issuance of our common stock to YA II PN, Ltd. in excess of the exchange cap of the Standby Equity Purchase Agreement included as Appendix A to this proxy statement;

(6)
To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 250,000,000 to 350,000,000; and

(7)
To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/RMO2022 and entering the control number found on their proxy card or voting instruction form. A support number will be visible 15 minutes prior to the meeting on the virtual meeting landing page if you may need assistance.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 14, 2022: Our Annual Report on Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.
In accordance with the Securities and Exchange Commission (“SEC”) rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 18, 2022 a Notice of Internet Availability of Proxy Materials. Only stockholders of record as of the close of business on April 18, 2022 are entitled to notice of, and to vote at, the Annual Meeting. The notice contains instructions on how to access our Proxy Statement and Annual Report on Form 10-K and how to vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice and the attached Proxy Statement.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials. If you received a paper or electronic copy of our proxy materials, you may vote your shares by completing, signing, dating and returning your proxy card, or you may vote your shares by Internet or telephone voting as described on your proxy card. Returning your proxy card will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum at the Annual Meeting and to avoid added proxy solicitation costs.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Susan S. Brennan

Susan S. Brennan
Chief Executive Officer and Director
April 28, 2022
Vernon, California

ROMEO POWER, INC.
4380 Ayers Ave.
Vernon, California 90058

PROXY STATEMENT

General Information
We are furnishing this Proxy Statement in connection with the solicitation of proxies for use at our Annual Meeting to be conducted in a virtual format only via live webcast at www.virtualshareholdermeeting.com/RMO2022 on June 14, 2022, at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof. We intend to mail a Notice of Internet Availability of Proxy Materials (“Notice”) to all stockholders entitled to vote at the Annual Meeting on or about April 28, 2022.
To participate in the Annual Meeting you must access the virtual meeting at www.virtualshareholdermeeting.com/RMO2022 and use the control number provided with your proxy materials. Our virtual meeting platform, which will be provided by Broadridge Financial Solutions, allows all participating stockholders to submit questions during the Annual Meeting. In addition, it also allows our stockholders to vote on proposals online. We believe that our virtual platform increases stockholder participation while at the same time affording the same rights and opportunities to participate as stockholders would have at a physical annual meeting. A support number will be visible 15 minutes prior to the meeting on the virtual meeting landing page if you may need assistance.
Unless otherwise indicated or unless the context requires otherwise, all references in this Proxy Statement to the “Company,” “Romeo,” “we,” “us,” “our” and similar terms refer to Romeo Power, Inc. (f/k/a RMG Acquisition Corp.) and its consolidated subsidiaries. References to “RMG” refer to RMG Acquisition Corp. prior to the consummation of the Business Combination (as defined below).
Solicitation and Voting Procedures
This proxy is solicited on behalf of the Board of Directors of Romeo Power, Inc. The solicitation of proxies will be conducted by mail and we will bear all costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock, par value $0.0001 per share (“Common Stock”). We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.
A stockholder’s shares can be voted at the Annual Meeting only if the stockholder attends the virtual meeting or is represented by proxy. We urge any stockholders not planning to attend the Annual Meeting to authorize their proxy in advance. Stockholders may complete their proxies and authorize their votes by proxy over the Internet at http://www.proxyvote.com or by telephone at 1-800-690-6903. Stockholders who complete their proxy electronically over the Internet or by telephone do not need to return a proxy card. Stockholders who hold their shares beneficially in street name through a nominee should follow the instructions they receive from their nominee to vote their shares.
The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock entitled to vote, represented either in person, by remote communication, or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions from voting on a proposal and broker non-votes will count for purposes of determining a quorum. Under Delaware law (under which Romeo is incorporated)

and Romeo’s Bylaws, abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Therefore, abstentions will have no effect on Proposal No. 1 — election of directors; Proposal No. 2 — ratification of the independent registered public accounting firm; Proposal No. 3 — advisory vote on the compensation of our named executive officers; Proposal No. 4 — advisory vote on a “one year” frequency of future non-binding advisory stockholder votes on the compensation of our named executive officers; and Proposal No. 5 — approval, for purposes of complying with section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, of the issuance of our common stock to YA II PN, Ltd. in excess of the exchange cap of the standby equity purchase agreement included as Appendix A to this proxy statement. However, because Proposal No. 6 — approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 250,000,000 to 350,000,000 — requires the affirmative vote of the holders of a majority in voting power of the stock of the Company with the power to vote thereon, abstentions will have the effect of a vote against such proposal.
The close of business on April 18, 2022 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were [      ] shares of Common Stock outstanding.
Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares of Common Stock represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when the stockholder has given instructions, will be voted in accordance with those instructions. If no instructions on how to vote are given in a signed proxy, the shares will be voted as follows: (1) FOR each of the nominees listed in Proposal No. 1, (2) FOR the ratification of the independent registered public accounting firm in Proposal No. 2, (3) FOR the approval, on an advisory basis, of the compensation of our named executive officers as described in Proposal No. 3, (4) FOR, on an advisory basis, a “one year” frequency of future non-binding advisory stockholder votes on the compensation of our named executive officers, as described in Proposal No. 4, (5) FOR the approval, for purposes of complying with section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, of the issuance of our common stock to YA II PN, Ltd. in excess of the exchange cap of the standby equity purchase agreement included as Appendix A to this proxy statement, in Proposal No. 5, (6) FOR the approval of an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 250,000,000 to 350,000,000, as described in Proposal No. 6, and (7) in accordance with the discretion of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, please see the information below regarding broker’s authority to vote. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent with respect to any matter to be acted on at the Annual Meeting.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the attention of our Corporate Secretary at 4380 Ayers Ave., Vernon, California 90058, a written notice of revocation or a properly executed proxy bearing a later date. You may also revoke your proxy by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by attending the virtual meeting and voting your shares while logged in and participating in the live webcast. Note that beneficial owners of shares held in street name must follow their bank, broker or other nominee’s instructions to revoke their proxies or vote at the Annual Meeting and, for both stockholders of record and beneficial owners of shares held in street name, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote online at the Annual Meeting.
Broker Authority to Vote
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your bank, broker or other nominee, who is considered to be the holder of record with respect to your shares.

As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions. As a beneficial owner, you are also invited to attend the Annual Meeting. You may participate in the virtual webcast of the Annual Meeting by navigating to: www.virtualshareholdermeeting.com/RMO2022 and entering the control number provided to you on the voting instruction form provided by your bank, broker or other nominee. You will not be able to attend the Annual Meeting without your control number.
If your shares are held in street name, and if you provide voting instructions to your bank, broker or other nominee, your shares must be voted as you direct. If you do not furnish voting instructions to your bank, broker or other nominee, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal. Each of Proposal No. 2, Proposal No. 5 and Proposal No. 6 is considered a “routine” proposal for this purpose. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on these proposals.
Delivery of Notice of Internet Availability of Proxy Materials; Delivery of Multiple Proxy Materials
In accordance with rules adopted by the SEC, we may provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice to some of our stockholders of record. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. The Notice will tell you how to access and review the proxy materials over the Internet at www.proxyvote.com. The Notice will also tell you how to access your proxy card to vote over the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.
If you received more than one package of proxy materials, this means that you have multiple accounts holding shares of our Common Stock. Please vote all proxy cards and voting instruction forms that you receive with each package of proxy materials to ensure that all of your shares are voted.
Stockholder List
A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the meeting, for 10 days prior to the date of the Annual Meeting during ordinary business hours at our principal offices located at 4380 Ayers Ave., Vernon, California 90058. The list will also be available electronically at www.virtualshareholdermeeting.com/RMO2022 during the Annual Meeting.
Corporate Information and History
We were incorporated on October 22, 2018 as RMG Acquisition Corp, a Delaware corporation, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
On October 5, 2020, we entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with RMG Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), and Romeo Systems, Inc., a Delaware corporation (“Legacy Romeo”). On December 29, 2020, pursuant to the terms of the Merger Agreement, the business combination with Legacy Romeo was effected through the merger of Merger Sub with and into Legacy Romeo, with Legacy Romeo surviving as the surviving company and as our wholly owned subsidiary (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Upon closing the Business Combination, we changed our name to Romeo Power, Inc.

Our executive offices are located at 4380 Ayers Ave., Vernon, CA 90058, and our telephone number is (833) 467-2237. Additional information about us is available on our website at www.romeopower.com. The information contained on or that may be obtained from our website is not, and shall not be deemed to be, a part of this Proxy Statement. You can review filings we make with the SEC at its website (www.sec.gov), including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Code of Business Conduct and Ethics, Corporate Governance Guidelines and the charters of our Finance and Investment Committee, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors may be accessed within the “Investors — Governance” section of our website at www.romeopower.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Overview
Our Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) provides that, subject to the Stockholders’ Agreement (as defined below), the number of directors shall be established from time to time by our Board of Directors. Consistent with the Stockholders’ Agreement, our Board of Directors has fixed the number of directors at nine, and we currently have eight directors serving on the Board of Directors with one vacancy.
Our Certificate of Incorporation provides that all of our directors stand for reelection annually at the annual meeting of stockholders, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation, disqualification, retirement or removal. Subject to the Stockholders’ Agreement, vacancies or newly created directorships on the Board of Directors will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. Subject to the Stockholders’ Agreement, any director appointed by the Board of Directors to fill a vacancy will hold office until our next annual meeting of stockholders, subject to the election and qualification of his or her successor or until his or her earlier death, resignation, disqualification, retirement or removal.
The current directors of the Company are Susan S. Brennan, Lauren Webb, Robert S. Mancini, Donald S. Gottwald, Laurene Horiszny, Philip Kassin, Timothy E. Stuart and Paul S. Williams. Each of the current directors has been nominated for election to the Board of Directors at the Annual Meeting, as described in further detail below and elsewhere in this Proxy Statement. All nominees for election as directors at the Annual Meeting have indicated their willingness to serve if elected. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by our Board of Directors.
Information Regarding Director Nominees
The following table sets forth information for each of the nominees for director identified in this Proxy Statement:
Name	Age	Position and Committees
Susan S. Brennan	59	President, Chief Executive Officer and Director(4)
Lauren Webb	40	Chief Strategy and Commercial Officer and Director(4)
Robert S. Mancini	64	Chairman of the Board(4)
Donald S. Gottwald	55	Director(1)(2)(3)
Laurene Horiszny	66	Director(4)
Philip Kassin	64	Director(1)(4)
Timothy E. Stuart	54	Director(2)(3)
Paul S. Williams	62	Director(1)(2)(3)

(1)
Member of the Audit Committee

(2)
Member of the Nominating and Corporate Governance Committee

(3)
Member of the Compensation Committee

(4)
Member of the Finance and Investment Committee

Additional information about each of the nominees for election to the Board of Directors is as follows:
Susan S. Brennan.   Ms. Brennan has served as our President and Chief Executive Officer since August 2021 and has served as a member of our Board of Directors since December 2020. Ms. Brennan has

30 years of experience as a global leader in the automotive and energy industries, with roles in Fortune 100 companies, Nissan North America (“Nissan”) and Ford Motor Company (NYSE: F) (“Ford”). From November 2013 to July 2021, Ms. Brennan served as Chief Operations Officer of Bloom Energy (NYSE: BE), and acted as one of the key leaders in its scale growth and initial public offering. Since January 2015, Ms. Brennan has also served as a Non-Executive Board Director for Senior PLC, a FTSE 350 corporation with a global footprint in the aerospace and automotive industries. Prior to her current roles, from November 2013 through October 2018, Ms. Brennan was Vice President of Manufacturing and the highest-ranking woman in operations at Nissan where she ran the highest-output automotive manufacturing plant in the world, with 10,000 employees that produced more than $10 billion worth of vehicles. She also managed the powertrain plant that produced EV components and more than one million engines per year for North America, Asia, and Europe. Prior to Nissan, Ms. Brennan spent 13 years, from March 1995 through September 2008, holding multiples roles at Ford including Director of Global Manufacturing Business Office and Director of Manufacturing Operations. Since January 2009, Ms. Brennan has served as Founder and Board Member of Southern Automotive Women’s Forum, a 501(c)(3) organization that supports Women in STEM (science, technology, engineering and math) and has changed the face of the automotive industry in the Southeast. She also served as a national advisory board member for the National Center for Engineering Pathways to Innovation (Epicenter) at Stanford University from 2014 to 2015, which empowers undergraduates in engineering to bring their ideas to life. Ms. Brennan received her M.B.A. in Economics from the University of Nebraska at Omaha, B.S. in Microbiology from the University of Illinois at Urbana-Champaign, and is an alumna of the Prince of Wales Business and Environment Program. Ms. Brennan is well-qualified to serve on our Board of Directors based on her strong background, extensive leadership and business experience in the automotive and energy industries.
Lauren Webb.   Ms. Webb has served as our Chief Strategy and Commercial Officer since June 2021 and has served as a member of our Board of Directors since December 2020. She also served as a member of the board of directors of BorgWarner Romeo Power LLC from April 2021 until its dissolution in February 2022. Ms. Webb previously served as our Chief Financial Officer from January 2017 (at Legacy Romeo) until June 2021, and previously served as a financial consultant to Legacy Romeo from January 2016 to January 2017. Ms. Webb has over 15 years of experience in finance and operations for early-stage companies. Prior to Legacy Romeo, from January 2009 to July 2015, she was a founder and Vice President of Apollo Services, LLC, a business services company specializing in operations for legal and audit firms. Ms. Webb was the Controller of InAuth, Inc. from February 2011 to May 2015, where she led the company through multiple rounds of financing leading up to a successful exit via acquisition by American Express. Ms. Webb started her career at the U.S. Department of Justice and spent 10 years from May 2006 to December 2016 with the Ashcroft Group, a venture investment and consulting firm based in Washington, D.C. Ms. Webb holds a B.A. from Texas A&M University. Ms. Webb is well-qualified to serve on our Board of Directors due to her operational and historical expertise from serving as Chief Financial Officer of Legacy Romeo and her extensive professional experience in finance and operational leadership, financial reporting, investor relations and fundraising activities.
Robert S. Mancini.   Mr. Mancini has served as the chairman of our Board of Directors since December 2020 and as a member of our Board of Directors since inception. From inception until December 2020, Mr. Mancini served as Chief Executive Officer of RMG Acquisition Corp. He has also served as the Chief Executive Officer and a director of RMG Acquisition Corporation II (“RMG II”) since its inception in July 2020, as the Chief Executive Officer and a director of RMG Acquisition Corp. III (“RMG III”) since its inception in December 2020, as the Chief Executive Officer of RMG Acquisition Corp. IV (“RMG IV”), RMG Acquisition Corp. V (“RMG V”), RMG Acquisition Corp. VI (“RMG VI”), and RMG Acquisition Corp. VII (“RMG VII”), and as a director of RMG V since each company’s inception in February 2021. Additionally, since August 2021, Mr. Mancini has served as a member of the board of directors of Renew Energy Inc. (NASDAQ: RNW). From June 2018 to December 2018, Mr. Mancini served as a Senior Advisor to Carlyle Power Partners and was a Partner and a Managing Director with The Carlyle Group and head or co-head of Carlyle’s power investment business from December 2012 until June 2018. Prior to joining Carlyle, from June 1993 to December 2012, Mr. Mancini was an employee of Goldman Sachs & Co. (“Goldman Sachs”), and from November 1999 through December 2012 was a Managing Director at Goldman Sachs. From December 2003 to December 2012, Mr. Mancini led or co-led Goldman Sachs’ on-balance sheet power asset investment business. During that period, Goldman Sachs conducted most of its power asset investment business through its wholly owned subsidiary, Cogentrix Energy LLC, where

Mr. Mancini served in various capacities, including as the President, co-President and Chief Executive Officer and serving as a member of the board of directors. In 2006, Mr. Mancini also founded, and from 2006 to 2012 led, Goldman Sachs’ on-balance sheet commodities principal investing business. Prior to 2003, Mr. Mancini was a member of the legal department of Goldman Sachs, where he eventually became the Deputy General Counsel of the Securities Division. During his tenure at Goldman Sachs, Mr. Mancini sat on several committees including the firm-wide Risk Committee, Operational Risk Committee, and Divisional Risk Committee, as well as several portfolio company boards. Prior to joining Goldman Sachs, Mr. Mancini spent nine years in private practice as a lawyer with Debevoise & Plimpton LLP, where he established the firm’s derivatives practice. Mr. Mancini received his J.D. from New York University School of Law in 1984, where he was a member of Law Review, and received his B.A. degree from Binghamton University in 1980. Mr. Mancini is well-qualified to serve on our Board of Directors due to his extensive investment experience in the power and broader commodities industries and his many years of management and leadership experience, as well as his service on several boards and committees throughout his career.
Donald Gottwald.   Mr. Gottwald has served as a member of our Board of Directors since December 2020. Mr. Gottwald has more than 30 years of experience as an executive and operator in the automotive and financial industries. From 2009 to 2020, Mr. Gottwald served in various positions with KAR Auction Services, Inc. (NYSE: KAR) (“KAR”), a NYSE-listed company facilitating automotive marketplaces, including as President of Digital, Data, and Mobility Solutions from 2019 to 2020, Chief Strategy Officer from 2017 to 2020, Chief Operating Officer from 2014 to 2019, and Chief Executive Officer and President of Automotive Finance Corporation, a subsidiary of KAR, from 2009 to 2014. Prior to KAR, Mr. Gottwald served as an Executive Vice President in the consumer finance division of HSBC Holdings plc (NYSE: HSBC) from 2005 to 2008 and served in various roles, including as Executive Vice President and Managing Director, for Nuvell Financial Services Corp., a subsidiary of GMAC Financial Services (now Ally Financial) serving the OEM and retail automotive industry. Mr. Gottwald’s non-profit engagement includes his current service on the Northwood University Automotive Management Curriculum Advisory Board. Mr. Gottwald received his M.B.A. from Duke University, Fuqua School of Business, where he graduated as a Fuqua Scholar and a General Motors Fellow, and received his B.B.A. in Management, summa cum laude, from Northwood University. Mr. Gottwald is well-qualified to serve on our Board of Directors based on his leadership and operational experience in the automotive and automotive finance industries.
Laurene Horiszny.   Ms. Horiszny has served as a member of our Board of Directors since August 2021. Ms. Horiszny, an independent consultant, has more than 30 years of experience in the automotive industry and has worked as a public company advisor for more than 20 years providing strategic business, legal, and corporate governance advice to management and the board of directors. Ms. Horiszny held various positions with BorgWarner Inc. (NYSE: BWA), an automotive components and systems supplier from 1986 until her retirement in April 2021, including Vice President, Chief Compliance and Privacy Officer, General Counsel and Secretary, Assistant General Counsel, Senior Attorney, and Attorney. Prior to BorgWarner, Ms. Horiszny served as Corporate Counsel at EX-CELL-O Corporation, managing product liability and commercial litigation and advising on environmental matters. She also served as a Litigation Attorney and a Contracts Attorney for Consumers Power Company (now CMS Energy Corporation), a public utility. Ms. Horiszny has also held non-profit and professional organization roles with the BorgWarner Foundation, Society for Corporate Governance, and International Women’s Forum-Michigan. Ms. Horiszny holds a Juris Doctor degree from The Ohio State University College of Law and a bachelor’s degree in Marketing from Michigan State University. Ms. Horiszny is well-qualified to serve on our Board of Directors due to her considerable expertise in the automotive industry and extensive experience advising public companies on business, legal and corporate governance matters.
Philip Kassin.   Mr. Kassin has served as a member of our Board of Directors since inception and previously served as President and Chief Operating Officer of RMG Acquisition Corp. from inception until December 2020. He has also served as the President, Chief Operating Officer and a director of RMG II since its inception in July 2020, as the President, Chief Operating Officer and a director of RMG III since its inception in December 2020, and as the President and Chief Operating Officer of RMG IV, RMG V, RMG VI and RMG VII since each company’s inception in February 2021. From August 2016 to October 2018, Mr. Kassin was a Managing Director and Head of M&A and Financing at M-III Partners and has over 35 years of experience as both an advisor and investor in public and private equity. At M-III Partners, he completed a $345 million SPAC transaction for M-III Acquisition Corp., successfully acquiring Infrastructure and Energy Alternatives (NASDAQ: IEA) from Oaktree Capital Management, and serving on its board from March 2018 to September 2018. Prior to joining M-III Partners, Mr. Kassin was a Senior Managing Director at Evercore Inc. (“Evercore”) from July 2010 to April 2016, specializing in chemicals and energy. Prior to Evercore, from September 2005 to July 2010, Mr. Kassin was the Head of M&A and Financing for Access Industries, a privately held industrial group which focused on natural resources and chemicals, media and telecommunications, technology and e-commerce and real estate. Mr. Kassin also served as a Supervisory Board Member of Basell Polyolefins from 2005 to 2007 and as a Supervisory Board Member of LyondellBasell Industries from 2007 to 2010, where he also served as Chairman of the Finance and Investment Committee and Chairman of the Audit Committee. Earlier in his career, Mr. Kassin held senior investment banking roles at Morgan Stanley, Goldman Sachs, Merrill Lynch and AIG. He was also a Partner at PwC where he was responsible for its energy M&A consulting practice. Mr. Kassin started his career as a utilities analyst at Standard & Poor’s. Mr. Kassin earned an M.P.A. from the Maxwell School at Syracuse University and a B.A. in Policy Studies from Syracuse University. He also has FINRA Series 24, 63 and 79 Qualifications. Mr. Kassin is well-qualified to serve on our Board of Directors due to his extensive principal investment expertise in the diversified resources and industrial materials sectors, investment banking, M&A, capital markets and publicly listed company director experience.
Timothy E. Stuart.   Mr. Stuart has served as a member of our Board of Directors since December 2020. Since May 2019, Mr. Stuart has served as Executive Vice President, Chief Operating Officer to Republic Services, Inc. (NYSE: RSG) (“Republic”). He is responsible for operationalizing Republic’s strategy and executing its business plan across field operations. Prior to his current role, Mr. Stuart served as Executive Vice President, Operations to Republic from January 2016 to May 2019, where he was responsible for maximizing field performance, executing the operating plan, and achieving financial and operational results across Republic. Mr. Stuart previously served as Republic’s East Region President from September 2013 to January 2016. He joined Republic in April 2006 as Director of Operations and has held a variety of roles with the company, including Area President, Vice President of Customer Experience, and Region Vice President. Mr. Stuart has over 25 years of experience in the waste industry. Mr. Stuart serves on the University of Alabama’s business school board of visitors. Mr. Stuart has a B.S. in Business Administration from the University of Alabama and an M.B.A. from Florida Gulf Coast University. Mr. Stuart is well-qualified to serve on our Board of Directors due to his deep operational experience and proven leadership in the many roles throughout his career.
Paul S. Williams.   Mr. Williams has served as a member of our Board of Directors since December 2020. Prior to his retirement in January 2019, Mr. Williams served as a Partner and Managing Director of Major, Lindsey & Africa, LLC, an executive recruiting firm, where he conducted searches for board members, CEOs and senior legal executives from 2005 to 2019. He also served as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. From 2001 to 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc. Since 2009, Mr. Williams has served as a member of the board of directors of Compass Minerals International, Inc. (NYSE: CMP). Since early 2020, Mr. Williams has served on the board of directors of a large cluster of funds in the American Funds mutual fund family (part of the privately held Capital Group, which is a registered investment company). Since January 2021, Mr. Williams has served as a member of the board of directors of Air Transport Services Group. Inc. (NASDAQ: ATSG) and as a member of the board of trustees of Public Storage (NYSE: PSA). From 2003 to 2015, Mr. Williams served on the board of directors of State Auto Financial Corporation (NASDAQ: STFC). From 2007 to 2017, Mr. Williams served as a member of the board of directors of Bob Evans Farms, Inc. From 2014 to 2019, Mr. Williams served on the board of directors of Essendant, Inc. (f/k/a United Stationers Inc.). Mr. Williams is a member of the Economic Club of Chicago and has served as president of the Chicago chapter of the National Association of Corporate Directors since 2017. Mr. Williams received an undergraduate degree, cum laude, from Harvard and a J.D. from Yale Law School. Mr. Williams is well-qualified to serve on our Board of Directors due to his extensive legal and executive management experience and distinctive knowledge of executive compensation and corporate governance matters.

Required Vote and Recommendation of Board of Directors
Pursuant to our Bylaws, directors are elected by a plurality in voting power of the shares present in person, by remote communication, or represented by proxy and entitled to vote in the election of directors. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected. If you sign the enclosed proxy and deliver it to the Company, your proxy will be voted FOR all director nominees, unless you specifically indicate on the proxy that you are withholding a vote from one or more of the nominees. Abstentions and broker non-votes will have no effect on the election of our director nominees.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES
IDENTIFIED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte has been engaged by us since December 29, 2020, and has been engaged by Legacy Romeo since 2018. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.
Change in Auditor
On December 29, 2020, our Board of Directors approved the engagement of Deloitte as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020. Deloitte served as the independent registered public accounting firm of Legacy Romeo prior to the Business Combination. Accordingly, Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by Deloitte as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company.
The audit report of Grant Thornton on the Company’s financial statements as of December 31, 2019 and December 31, 2018, and for the year ended December 31, 2019 and for the period from October 22, 2018 (date of inception) to December 31, 2018, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.
During the period from October 22, 2018 (inception) through December 31, 2019, and the subsequent period prior to Grant Thornton’s dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company previously provided Grant Thornton with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Grant Thornton addressed to the SEC stating that they agree with the above statements. This letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on January 5, 2021.
Fees for Independent Registered Public Accounting Firm
The following table presents aggregate fees accrued for professional services rendered by our independent registered public accounting firm for the respective periods indicated:

	Year Ended December 31,
	2021	2020(1)
Deloitte & Touche LLP
Audit Fees	$1,917,310	$1,910,325
Audit-Related Fees	—	—
Tax Fees	265,013	—
All Other Fees	—	—
Total Fees	$2,182,323	$1,910,325

(1)
The fees in this column exclude fees for services rendered by Grant Thornton as the principal accountant for RMG prior to the Business Combination.

Audit fees includes the aggregate fees during 2021 and 2020 billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings, including incremental fees related to the Form S-4 for the Business Combination.
Audit-related fees would include fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.”
Tax fees would include aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice.
All other fees would include fees billed for all other services.
Policy on Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm
Our Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee pre-approves services by category of service and estimated cost as further noted in the engagement letter. The fees are budgeted as part of the Company’s annual/periodic budgeting and forecasting process, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm for such services.
Required Vote and Recommendation of Board of Directors
The affirmative vote of the holders of a majority of the shares present, in person, by remote communication, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then “FOR” approval of this proposal. Abstentions are not treated as votes cast and therefore will have no effect on the outcome of the vote on this proposal. Proposal No. 2 also is considered “routine”, and thus we do not expect any broker non-votes for this proposal. If our stockholders do not ratify the selection of Deloitte & Touche LLP, our Board of Directors will consider other independent auditors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and Exchange Act Rule 14a-21(a), we are including in this proxy statement a separate resolution to approve, in a non-binding, stockholder advisory vote, the compensation paid to our named executive officers as disclosed in the section entitled “Executive Compensation” below. This vote represents our first non-binding, stockholder advisory vote on executive compensation (or say-on-pay vote) because, as of December 31, 2021, we are no longer an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).
Our Board of Directors believes our compensation program should promote the success of the company and align executive incentives with the long-term interests of our stockholders. Our compensation programs for our executive officers currently consist primarily of salary and equity awards. As our needs evolve, we intend to continue to evaluate our compensation philosophy and programs. We encourage you to read the disclosure under the section entitled “Executive Compensation” to learn more about our executive compensation programs and policies.
We are requesting that our stockholders vote to approve the compensation of our named executive officers as described within the section of this Proxy Statement entitled “Executive Compensation” pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion following the compensation tables.
Our Board of Directors is asking stockholders to cast an advisory (non-binding) vote FOR the following resolution: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company’s Proxy Statement entitled “Executive Compensation,” is hereby APPROVED.”
This vote is advisory, which means that the vote on executive compensation is not binding on us, the Board of Directors or the Compensation Committee. We recognize that the stockholders may have different views as to the best approach and, therefore, we look forward to hearing from our stockholders as to their preferences on the compensation of our named executive officers. Although the vote is non-binding, our Board of Directors and Compensation Committee intend to consider the results of this vote in making future compensation decisions.
Required Vote and Recommendation of Board of Directors
The affirmative vote of the holders of a majority of the shares present, in person, by remote communication, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting, is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTES
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking stockholders to cast a non-binding advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders will be able to vote whether say-on-pay votes should occur every one, two or three years. This vote represents our first non-binding, stockholder advisory vote on the frequency of say-on-pay votes (a say-on-frequency vote) because, as of December 31, 2021, we are no longer an emerging growth company as defined in the JOBS Act.
Our Board of Directors has determined that permitting our stockholders to provide direct input on our executive compensation policies and practices, as disclosed in the proxy statement, each year is in the best interests of the Company. Our Board of Directors therefore believes that a frequency of every year for the advisory vote on executive compensation is the best interval for conducting and responding to a say-on-pay vote.
This vote is advisory, which means that the vote on the frequency of non-binding advisory stockholder votes on executive compensation is not binding on us, the Board of Directors or the Compensation Committee. We recognize that the stockholders may have different views as to the best approach, and therefore, we look forward to hearing from our stockholders as to their preferences on the frequency of future non-binding advisory stockholder votes on executive compensation. Our Board of Directors will take into account the outcome of the vote when considering the frequency of future nonbinding advisory stockholder votes on the compensation of our named executive officers.
Required Vote and Recommendation of Board of Directors
Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years, or may abstain when voting. Stockholders are voting to indicate their recommendation among these frequency options. The voting frequency option that receives the highest number of votes cast by stockholders will be the frequency of future advisory resolutions to approve named executive officer compensation that has been selected by our stockholders. However, because this vote is advisory and not binding on our Board of Directors or on the Company, our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR, ON AN ADVISORY BASIS, A “ONE YEAR” FREQUENCY OF FUTURE NON-BINDING ADVISORY STOCKHOLDER VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 5
TO APPROVE, FOR PURPOSES OF COMPLYING WITH SECTION 312.03(C) OF THE NYSE LISTED COMPANY MANUAL, THE ISSUANCE OF OUR COMMON STOCK TO YA II PN, LTD. IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT INCLUDED AS APPENDIX A TO THIS PROXY STATEMENT
Background
As previously disclosed, on February 15, 2022, we entered into the Standby Equity Purchase Agreement with YA II PN, Ltd. (“Yorkville”), which was amended on February 28, 2022 (as so amended, the “SEPA”). Pursuant to the terms of the SEPA, the Company has the right, but not the obligation, to sell to Yorkville up to $350,000,000 of its shares of Common Stock (the “SEPA Shares”) at the Company’s request any time during the 24 months following the execution of the SEPA. Each sale the Company requests under the SEPA (an “Advance”) may be for a number of shares of Common Stock with an aggregate value of up to $25,000,000. The shares would be purchased at 96.25% of the Market Price (as defined below and in the SEPA) and would be subject to certain limitations, including that Yorkville could not purchase any shares that would result in it owning more than 9.99% of our then-outstanding shares of Common Stock. “Market Price” is defined as the average of the VWAPs (as defined below and in the SEPA) during each of the three consecutive trading days commencing on the trading day following the date the Company submits an Advance notice to Yorkville. “VWAP” means, for any trading day, the daily volume weighted average price of the Common Stock for such date on the NYSE as reported by Bloomberg L.P. during regular trading hours.
In addition, the SEPA prohibits the Company from affecting any sales of Common Stock, and Yorkville shall not have the obligation to purchase Common Stock, thereunder to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of shares of Common Stock issued under the SEPA would exceed 19.99% of the shares of Common Stock outstanding as of the date of the SEPA (the “Exchange Cap”). As of the date of the SEPA, there were 134,471,143 shares of Common Stock issued and outstanding. Accordingly, the Exchange Cap is 26,880,781 shares. The SEPA further provides that (a) the Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the NYSE, and (b) as to any Advance, the issuance of shares in respect of such Advance would be excluded from the Exchange Cap if the Purchase Price (as defined therein) paid for such shares equals or exceeds the Minimum Price (as defined in Section 312.03 of the NYSE Listed Company Manual) applicable to such Advance. As of the date of this proxy statement, we have offered and sold to Yorkville an aggregate of 16,683,308 shares of our Common Stock, of which 2,252,083 shares are counted against the Exchange Cap and 14,431,225 are not counted against the Exchange Cap because they exceeded the Minimum Price at the time they were sold.
Pursuant to the SEPA, we will use the net proceeds from any sale of the SEPA Shares for working capital purposes and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the registration statement pursuant to which such shares are registered with the SEC pursuant to the terms of the SEPA. There are no other restrictions on future financing transactions, provided such use of proceeds also does not violate the laws and regulations set forth by the U.S. Office of Foreign Assets Control.
Reasons for Seeking Stockholder Approval
Our Common Stock is listed on the NYSE and, as such, we are subject to the rules of the NYSE (the “NYSE Rules”). Pursuant to Section 312.03(c) of the NYSE Listed Company Manual (“NYSE Rule 312.03”), stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions for less than the Minimum Price (as defined below) if (1) the common stock has, or will have upon issuance, voting power equal to or in excess of 20 percent of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (2) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20 percent of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. For the purposes of NYSE Rule 312.03, Section 312.04(h) of the NYSE Listed Company Manual defines “Minimum Price” as a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of common stock for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of NYSE Rule 312.03. In the context of a standby equity commitment like the SEPA, we understand that the staff of the NYSE views the date of delivery by the Company of notice of an Advance for a specific sale of shares as constituting a “binding agreement” for purposes of determining the Minimum Price applicable to the sale of shares covered by such Advance.
Our Board of Directors has determined that the SEPA and our ability to issue the SEPA Shares thereunder, including any issuance of shares in excess of the Exchange Cap, is in the best interests of us and our stockholders because the right to sell the SEPA Shares to Yorkville provides us with a reliable source of capital for working capital and general corporate purposes.
We cannot predict the Market Price (as defined above) of our Common Stock at any future date, and therefore cannot predict the number of SEPA Shares to be issued under the SEPA or whether the Market Price for any Advance will be greater than the Minimum Price (as defined above) under NYSE Rules. Under certain circumstances, it is possible, that we may need to issue shares of Common Stock to Yorkville in excess of the Exchange Cap, and at a price that is less than the Minimum Price, which would require stockholder approval pursuant to NYSE Rule 312.03(c).
Therefore, we are seeking stockholder approval under this Proposal No. 5 to issue shares of Common Stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of the Company’s stockholders to approve this Proposal No. 5 will make it impossible for the Company to sell, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.
Effect on Current Stockholders
While our Board of Directors believes that providing the Company the flexibility to issue shares of Common Stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders, you should consider the following factors together with the other information included in this proxy statement, in evaluating this proposal.
The issuance of shares of Common Stock under the SEPA, including any shares that may be issued in excess of the Exchange Cap (including any such shares issued below the Minimum Price that are the subject of this Proposal No. 5), would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership. Because the number of SEPA Shares that may be issued to Yorkville pursuant to the SEPA is determined based on the Market Price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.
Required Vote and Recommendation of Board of Directors
The affirmative vote of the holders of a majority of the shares present, in person, by remote communication, or represented by proxy, and entitled to vote on the proposal at the Annual Meeting is required to approve, for purposes of complying with NYSE Rule 312.03(c), the issuance of the Company’s common stock to Yorkville in excess of the exchange cap of the SEPA included as Appendix A to this proxy statement. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then “FOR” approval of this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. Proposal No. 5 is considered “routine”, and thus we do not expect any broker non-votes for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE RULE 312.03(C), OF THE ISSUANCE OF OUR COMMON STOCK TO YORKVILLE IN EXCESS OF THE EXCHANGE CAP OF THE STANDBY EQUITY PURCHASE AGREEMENT INCLUDED AS APPENDIX A TO THIS PROXY STATEMENT.

PROPOSAL NO. 6
TO APPROVE AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 350,000,000
After careful consideration, the Board of Directors has adopted, declared advisable and is submitting for consideration and approval by the Company’s stockholders an amendment to our Certificate of Incorporation to increase the number of shares of authorized Common Stock from 250,000,000 to 350,000,000 (the “Authorized Shares Amendment”).
Summary of the Amendment
Article IV of the Certificate of Incorporation currently authorizes the Company to issue up to 250,000,000 shares of Common Stock and 10,000,000 shares of preferred stock of the Company, par value $0.0001 per share (“Preferred Stock”). As of April 18, 2022, approximately [      ] shares of Common Stock were issued, including zero held as treasury shares, with warrants outstanding to purchase up to an aggregate of [      ] shares of Common Stock, options outstanding to purchase up to an aggregate of [      ] shares of Common Stock and approximately [      ] shares of Common Stock reserved for possible future issuance pursuant to outstanding stock awards. As a result, approximately [      ] authorized shares remain available for issuance for future purposes. The adoption of the proposed Authorized Shares Amendment would provide for an additional 100,000,000 authorized shares of Common Stock for future issuance, which would bring the aggregate total of authorized shares of Common Stock to 350,000,000. The Authorized Shares Amendment amends and restates Section 4.1 of Article IV of the Certificate of Incorporation in its entirety to read as follows:
This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the Corporation is authorized to issue is 360,000,000, of which 350,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.
Rationale for the Amendment
As of April 18, 2022, the Company had approximately [      ]% of the authorized shares of Common Stock unissued and unreserved for issuance. The Board of Directors has no immediate or specific plans, arrangements or understandings to issue any of the shares of Common Stock that would be authorized under the Authorized Shares Amendment. However, the Board of Directors desires to have the shares available to provide additional flexibility and create sufficient reserves for business and financial purposes and provide appropriate equity incentives for the Company’s employees and directors. The additional shares may be used for various purposes without further shareholder approval (except as required by law or NYSE rules). These purposes may include: (i) raising capital, if Romeo has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock, including sales of Common Stock pursuant to the SEPA described above in Proposal No. 5; (ii) exchanging Common Stock or securities that are convertible into Common Stock for other outstanding securities; (iii) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (iv) expanding Romeo’s business through the acquisition of other businesses or assets; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other corporate purposes.
The Board of Directors has not proposed the increase in the number of authorized shares of Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board of Directors in considering and planning for our potential future corporate needs. The Company does not currently have a shareholder rights plan (commonly referred to as a “poison pill”) in place, nor does the Board of Directors currently have any plans to adopt any such plan or similar anti-takeover measures. The Board of Directors is not currently aware of any attempt or plan to acquire control of the Company.
Rights of Additional Authorized Shares
The additional authorized shares contemplated by the Authorized Shares Amendment would be a part of the existing class of our Common Stock and, if issued, would have the same rights and privileges as the shares of our Common Stock presently issued and outstanding. Holders of shares of our Common Stock (solely in their capacity as holders of shares of our Common Stock) have no preemptive rights or rights to convert their shares of our Common Stock into any other securities. Accordingly, should the Board of Directors elect to issue additional shares of our Common Stock, existing holders of shares of our Common Stock would not have any preferential rights to purchase the shares.
Effect on Current Stockholders
Future issuance of Common Stock or securities convertible into our Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board of Directors from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares or rights of preferred stock authorized.
Effectiveness of the Amendment
If this proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, which the Company intends to do promptly following the Annual Meeting. If the proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented and the Company’s capitalization will remain as it is currently.
Required Vote and Recommendation of Board of Directors
Pursuant to the Certificate of Incorporation, the affirmative vote of a majority in voting power of the Company entitled to vote on this proposal is required to approve the amendment to the Certificate of Incorporation to increase the authorized shares of Common Stock. Abstentions and broker non-votes, if any, will have the effect of votes “AGAINST” the proposal. Proposal No. 6 is considered “routine”, and thus we do not expect any broker non-votes for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 250,000,000 TO 350,000,000.

BOARD OF DIRECTORS AND COMMITTEES; CORPORATE GOVERNANCE
Overview
We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Ethics, together with our Certificate of Incorporation, Bylaws, and the charters of the committees of our Board of Directors form the basis for our corporate governance framework.
Board Composition
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors is currently composed of eight directors with one vacancy. Subject to the terms of the Stockholders’ Agreement and our Certificate of Incorporation and Bylaws, the number of directors is fixed by our Board of Directors.
In connection with closing the Business Combination, we entered into that certain Stockholders’ Agreement, dated December 29, 2020 (the “Stockholders’ Agreement”), with RMG Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and certain former stockholders of Legacy Romeo.
Pursuant to the Stockholders’ Agreement, the Sponsor had the right to designate (a) one director for election to our Board of Directors for so long as it maintains beneficial ownership of 25% or more (but less than 50%) of the shares of our Common Stock owned by the Sponsor on the closing date of the Business Combination and (b) two directors for election to our Board of Directors for so long as it maintains beneficial ownership of 50% or more of the shares of our Common Stock owned by the Sponsor on the closing date of the Business Combination. The Sponsor designated Mr. Robert S. Mancini and Mr. Philip Kassin for election to our Board of Directors. The Stockholders’ Agreement also provides that Mr. Robert S. Mancini shall serve as Chairman of the Board for so long as he remains a designee of the Sponsor.
Pursuant to the Stockholders’ Agreement, certain former stockholders of Legacy Romeo (the “Former Romeo Stockholders”) have the right to designate (a) at any time when BorgWarner has the right to designate a director for election to our Board of Directors, one director for election to our Board of Directors for so long as such stockholders, other than BorgWarner, collectively maintain beneficial ownership of 25% or more of the shares of our Common Stock owned by them on the closing date of the Business Combination, and (b) at any time when BorgWarner does not have the right to designate a director for election to our Board of Directors, (i) two directors for election to our Board of Directors for so long as such stockholders collectively maintain beneficial ownership of 50% or more of the shares of our Common Stock owned by them on the closing date of the Business Combination, and (ii) one director for election to our Board of Directors for so long as such stockholders collectively maintain beneficial ownership of 25% or more (but less than 50%) of the shares of our Common Stock owned by them on the closing date of the Business Combination. The Former Romeo Stockholders designated Ms. Lauren Webb for election to our Board of Directors.
Pursuant to the Stockholders’ Agreement, BorgWarner has the right to designate one director for election to our Board of Directors for so long as it maintains beneficial ownership of 7,677,071 or more shares (the “BW Threshold”) of our Common Stock owned by BorgWarner on the closing date of the Business Combination. BorgWarner previously designated Laurene Horiszny, a former employee of BorgWarner to serve as a member of our Board of Directors. Based solely on information contained in a Schedule 13D filed by BorgWarner on March 4, 2022, BorgWarner’s ownership in the Company fell below the BW Threshold. Accordingly, BorgWarner no longer has the contractual right to designate any directors for election to our Board of Directors.
Pursuant to the Stockholders’ Agreement, Republic Services Alliance Group III, Inc. (“Republic Services”) has the right to designate one director for election to our Board of Directors for so long as it maintains beneficial ownership of 1,500,000 shares of our Common Stock. Republic Services designated Mr. Timothy E. Stuart for election to our Board of Directors.
Five directors, each of whom qualified as an “independent director” under stock exchange regulations applicable to us and one of whom qualified as an “audit committee financial expert” as defined under the rules of the SEC, were initially appointed in accordance with the Stockholders’ Agreement and will, going forward, be as determined by the Board of Directors. In addition, under the terms of the Stockholders’ Agreement, the individual serving as our Chief Executive Officer (the “CEO designee”) was appointed in accordance with the Stockholders’ Agreement to our Board of Directors and will, going forward, be determined by what individual holds the title of Chief Executive Officer of the Company.
In addition, pursuant to the Stockholders’ Agreement, we and the other parties thereto have agreed not to take, directly or indirectly, any actions (including removing directors in a manner inconsistent with the Stockholders’ Agreement) that would frustrate, obstruct or otherwise affect the provisions of the Stockholders’ Agreement and the intention of the parties thereto with respect to the composition of our Board of Directors as provided in the agreement. Subject to certain exceptions, each stockholder that is a party to the Stockholder’s Agreement has agreed to vote, or cause to be voted, all of their outstanding shares of our Common Stock at any annual or special meeting of stockholders in which directors are elected, in such manner as may be necessary to elect and/or maintain in office as members of our Board of Directors those individuals designated in accordance with the Stockholders’ Agreement and to otherwise effect the intent of the provisions of the Stockholders’ Agreement.
Pursuant to the terms of the Stockholders’ Agreement, any individual designated by the Sponsor or the Former Romeo Stockholders may only be removed with or without cause at the request of the party entitled to designate such director. In all other cases and at any other time, directors are only able to be removed by the affirmative vote of at least a majority of the voting power of our Common Stock. Pursuant to the terms of the Stockholders’ Agreement, the CEO designee will be removed at such time when the individual ceases to serve as Chief Executive Officer of the Company.
Independence of Directors
NYSE listing standards require that a majority of our Board of Directors be independent. The NYSE listing standards generally define an “independent director” as a person other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Robert S. Mancini, Donald S. Gottwald, Laurene Horiszny, Philip Kassin, Timothy E. Stuart and Paul S. Williams are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Meeting Attendance
During our fiscal year ended December 31, 2021, our Board of Directors held nine meetings (including regularly scheduled and special meetings) and did not act by written consent. During the same period, the Audit Committee held five meetings, the Compensation Committee held five meetings and acted by written consent two times, the Nominating and Corporate Governance Committee held two meetings and the Finance and Investment Committee held one meeting. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
Although we do not have a policy with regard to the attendance of directors at our annual meetings of stockholders, all of our directors are encouraged to attend such meetings. We expect that all of our directors will attend the 2022 Annual Meeting.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, we do not have a policy requiring combination or separation of leadership roles, and our governing documents do not mandate a particular structure. This allows our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time.

Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors does not have a standing risk management committee, but rather executes its oversight responsibility both directly and through its standing committees. Our Board of Directors considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company and providing appropriate updates to the Board of Directors and the Audit Committee. Our Board of Directors has delegated to the Audit Committee oversight of the Company’s risk management process, and our other board committees also will consider risks as they perform their respective committee responsibilities. All board committees will report to our Board of Directors as appropriate, including, but not limited to, when a matter rises to the level of a material or enterprise risk.
Committees of the Board of Directors
Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Finance and Investment Committee, each of which has the composition and the responsibilities described below. The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Finance and Investment Committee each operate under separate written charters approved by our Board of Directors. The charters for each committee are available on our website at www.romeopower.com.
Our Board of Directors may from time to time establish other committees.
Audit Committee
Our Audit Committee consists of Philip Kassin, Donald S. Gottwald, and Paul S. Williams. Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Philip Kassin, Donald S. Gottwald, and Paul S. Williams each meet the independence requirements under the NYSE’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act, and Philip Kassin serves as chairperson of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board of Directors has determined that Philip Kassin qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
Our Board of Directors has adopted a written charter, which details the principal functions of the Audit Committee, including:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by the Company;

•
pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent auditors all relationships the auditors have with the Company in order to evaluate their continued independence;

•
setting clear hiring policies for employees or former employees of the independent auditors;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships and services between the independent auditor and the Company in order to assess the independence of the auditor;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to the Company entering into such transaction;

•
evaluating the Company’s policies with respect to risk assessment and risk management; and

•
reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee
Our Compensation Committee consists of Donald S. Gottwald, Timothy E. Stuart and Paul S. Williams. Under NYSE listing standards and applicable SEC rules our Compensation Committee must consist of all independent members. Donald S. Gottwald, Timothy E. Stuart and Paul S. Williams meet the independence requirements under the NYSE’s listing standards, and Paul S. Williams serves as chairperson of the Compensation Committee.
Our Board of Directors has adopted a written charter, which details the principal functions of the Compensation Committee, including:
•
reviewing and approving the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all other executive officers;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
preparing an annual compensation committee report; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
During our fiscal year ended December 31, 2021, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) as its executive compensation consultant to provide information, analysis and recommendations regarding executive and director compensation. Mercer’s duties as consultant include providing the Compensation Committee with guidance on compensation trends, program designs, market research and advice and recommendations on both executive and director compensation. Mercer also helps evaluate the competitive position of executive officers’ and directors’ compensation and provides advice on incentive award programs. Mercer reports directly to and takes its direction from the Compensation Committee. The Compensation Committee periodically meets with Mercer outside the presence of management to discuss executive compensation philosophy and specific levels of compensation, and to ensure that Mercer receives from management the information it requires to perform its duties on a timely basis.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Donald S. Gottwald, Timothy E. Stuart, and Paul S. Williams. Under NYSE listing standards and applicable SEC rules, our Nominating and Corporate

Governance Committee must consist of all independent members. Donald S. Gottwald, Timothy E. Stuart, and Paul S. Williams meet the independence requirements under the NYSE’s listing standards, and Donald S. Gottwald serves as chairperson of the Nominating and Corporate Governance Committee.
Our Board of Directors has adopted a written charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•
developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the Company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Guidelines for Selecting Director Nominees
Our Nominating and Corporate Governance Committee will recommend to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders.
Our Nominating and Corporate Governance Committee will recommend to the Board of Directors candidates for nomination who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In general, in identifying and evaluating nominees for director, our Board of Directors considers experience in corporate management such as serving as an officer or former officer of a publicly held company, experience as a board member of another publicly held company, professional and academic experience relevant to our business, leadership skills, experience in finance and accounting or executive compensation practices, whether each candidate has the time required for preparation, participation and attendance at Board of Directors meetings and committee meetings, if applicable, independence and the ability to represent the best interests of our stockholders.
As described under “— Board Composition” above, the Stockholders’ Agreement provides for the parties thereof to designate persons to our Board of Directors based on their voting power of our Common Stock and subject to additional requirements. In addition, our Bylaws permit stockholders to nominate directors for consideration, subject to certain conditions. Our Nominating and Corporate Governance Committee’s policy is to evaluate any recommendation for director nominee proposed by a stockholder.
Finance and Investment Committee
Our Finance and Investment Committee consists of Philip Kassin, Susan S. Brennan, Lauren Webb, Robert S. Mancini, and Laurene Horiszny. Philip Kassin serves as chairperson of the Finance and Investment Committee. Our Board of Directors has adopted a written charter, which details the principal functions of the Finance and Investment Committee, including:
•
reviewing analyses and providing guidance and advice regarding acquisitions and divestments and discussing and reviewing the Company’s tax strategies, planning, and related structures;

•
reviewing the Company’s capital structure and capital allocation, including any organic and inorganic investments;

•
reviewing and discussing any dividend policy;

•
reviewing and discussing any share repurchase activities and plans; and

•
reviewing and discussing any debt portfolio, credit facilities, compliance with financial covenants, commodity, interest rate, currency derivative strategies, and proposed securities offerings.

Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The Corporate Governance Guidelines are available for review within the “Investors — Governance” section of our website at www.romeopower.com.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics, which applies to all executive officers, directors and employees, codifies the business and ethical principles that govern all aspects of our business. The Code of Business Conduct and Ethics is available within the “Investors — Governance” section of our website at www.romeopower.com. The Audit Committee of the Board of Directors is responsible for overseeing the Code of Business Conduct and Ethics. Any waivers of the Code of Business Conduct and Ethics for employees, executive officers and directors must be provided by the Board of Directors or a committee of the Board of Directors. Any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an executive officer or employee of the Company. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving or who will serve as a member of our Board of Directors or Compensation Committee.
Equity Trading Policies and Procedures
The Company has policies and procedures in place that prohibit employees and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities.
In addition, employees and directors of the Company are prohibited from pledging Company securities in any circumstance, including by purchasing Company securities on margin or holding Company securities in a margin account, except as otherwise approved by the Board of Directors. In January 2021, the Board of Directors approved an exception to this policy permitting Michael Patterson, our former Chief Sales Officer and the founder of Legacy Romeo, to pledge up to 6,000,000 shares of Common Stock as collateral for a personal loan, provided that the amount of such indebtedness did not exceed 10% of the fair market value of the securities of the Company pledged as collateral for such indebtedness (based on the average closing price of such securities over the 10 trading days immediately preceding the date such indebtedness was incurred).
Director Nominations and Stockholder Communications
Our Nominating and Corporate Governance Committee’s policy is to evaluate any recommendation for director nominee proposed by a stockholder. Our Bylaws permit stockholders to nominate directors for consideration, subject to certain conditions. Any recommendation for director nominee must be submitted in writing to:
Romeo Power, Inc.
Attention: Corporate Secretary
4380 Ayers Ave.
Vernon, California 90058
There are currently no specific, minimum, or absolute criteria for membership on our Board of Directors. Candidates are evaluated based upon key factors which include independence, knowledge, judgment, integrity, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board of Director’s existing strengths.

There are no differences in the manner in which the Nominating and Corporate Governance Committee will evaluate nominees for director based on whether the nominee is recommended by a stockholder.
We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board of Directors. During the upcoming year, our Board of Directors will continue to monitor whether it would be appropriate to adopt such a policy. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is inappropriate, unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any outside director upon request.
Involvement in Certain Legal Proceedings
As of the filing of this Proxy Statement, there are no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the ability or integrity of any of our directors, director nominees or executive officers.
As of the filing of this Proxy Statement, we are not engaged in, nor are we aware of any pending litigation in which any of our directors, executive officers, affiliates or owners of more than 5% of our Common Stock is a party adverse to us or has a material interest adverse to us.
Family Relationships
There are no family relationships to note between our directors or executive officers and employees.

EXECUTIVE OFFICERS
Executive officers are elected by our Board of Directors and serve at its discretion. Set forth below is information regarding our current executive officers:
Name	Age	Position
Susan S. Brennan	59	President, Chief Executive Officer and Director
Lauren Webb	40	Chief Strategy and Commercial Officer and Director
Abdul Kader (“AK”) El Srouji, Ph.D.	35	Chief Technology Officer
Kerry A. Shiba	67	Chief Financial Officer and Treasurer
Anne Devine	48	Chief Operating Officer
Rose Rogers	60	Chief People Officer
Matthew Sant	50	General Counsel and Corporate Secretary
Additional information about each of our executive officers (except for Susan S. Brennan and Lauren Webb, whose biographical information is provided in Proposal No. 1 under the heading “Information Regarding Director Nominees”) is as follows:
AK El Srouji, Ph.D.   Dr. Srouji has served as our Chief Technology Officer since December 2020 and directs all technical and technological developments, including IP strategy, roadmaps, and future products, internally and in collaboration with strategic partners. Since 2017, Dr. Srouji has held various roles at Legacy Romeo: from April 2017 to April 2018, he served as Principal Battery Scientist; from May 2018 to May 2019, he served as Senior Director of Research and Development; and since June 2019 he has served as Chief Technology Officer. Prior to joining Legacy Romeo, Dr. Srouji held roles at Robert Bosch LLC where from August 2013 to June 2015 he served as Postdoctoral Research Engineer, and from June 2015 to April 2017, he served as Research Engineer developing advanced physico-chemical battery models at Robert Bosch LLC’s Research & Technology Center in Silicon Valley. Throughout his energy storage technology career, he has successfully brought to market multiple programs funded by the U.S. Department of Energy. Dr. Srouji holds an M.S. degree in Mechanical Engineering, and a Ph.D. in Energy & Mineral Engineering with a focus on electrochemistry from The Pennsylvania State University.
Kerry A. Shiba.   Mr. Shiba has served as our Chief Financial Officer and Treasurer since July 2021. Prior to joining the Company, Mr. Shiba served as Executive Vice President and Chief Financial Officer of Wesco Aircraft Holdings, Inc. (NYSE: WAIR) (“Wesco”), a distributor and service provider of aircraft hardware and chemicals, from 2017 to 2021. Before joining Wesco, Mr. Shiba served as Executive Vice President, Chief Financial Officer and Secretary of Superior Industries International, Inc. (NYSE: SUP) (“Superior”), a global manufacturer of aluminum wheels for the automotive industry, from 2010 to 2017. Before joining Superior, Mr. Shiba served as Senior Vice President, Chief Financial and Restructuring Officer and President of the Original Equipment Business Unit at Remy International, Inc., a leading manufacturer of rotating electrical components for the automotive industry, from 2006 to 2008. Prior to that, he served in roles of increasing responsibility within the finance and accounting organization at Kaiser Aluminum Corporation (“Kaiser Aluminum”), a leading producer of fabricated aluminum products for aerospace, general engineering, automotive and custom industrial applications, from 1998 to 2006. Mr. Shiba’s tenure at Kaiser Aluminum included service as Vice President and Controller, Fabricated Products Group from 1998 to 2002; Vice President and Treasurer from 2002 to 2004; and Vice President and Chief Financial Officer from 2004 to 2006. Prior to joining Kaiser Aluminum, he served in various roles within the finance and accounting organization at The BF Goodrich Company (“Goodrich”) from 1981 to 1998, concluding his career at Goodrich as the Vice President and Controller of Specialty Chemicals. Mr. Shiba began his career at Ernst & Ernst, now Ernst & Young, L.L.P., where he served on the audit staff, and later as a consultant, from 1978 to 1981. Mr. Shiba holds a B.A. in Accounting and Political Science from Baldwin Wallace College.
Anne Devine.   Ms. Devine has served as our Chief Operating Officer since January 2022. Prior to joining the Company, Ms. Devine held various roles at UGN, Inc., an auto parts manufacturer, from March 2013 to January 2022, including Director of Program Management, Supplier Development Manager and, most recently, Plant Manager. At UGN, Inc., Ms. Devine was responsible for managing all aspects of Tier 1 Interior Acoustic Plant Operations, managed a 250,000 square foot facility with 300 non-union hourly/salaried team members, and oversaw the production of over 100 product lines. Prior to that, Ms. Devine was a Supplier Development Manager for Navistar from June 2012 to March 2013. Ms. Devine also held various positions, most recently Purchasing Manager, during her tenure at Ford Motor Company which began in June 2007 and ended in March 2012, she worked as an industrial engineer for DaimlerChrysler from September 1999 to October 2000 and previously held engineering and project manager roles at Thomas & Betts and Delphi Chassis Systems. Ms. Devine has 25 years of diverse experience in operational and manufacturing management, bringing unique automotive industry experience to the Company. Ms. Devine holds a Master of Science degree in Engineering Management from the University of Michigan and a Bachelor of Science degree in Industrial Engineering from GMI Engineering & Management Institute (Kettering University).
Rose Rogers.   Ms. Rogers has served as our Chief People Officer since January 2022. Prior to joining the company, Ms. Rogers was the Vice President Chief Human Resources Officer at Ducommun Incorporated (NASDAQ: DCO), a manufacturing company that designs, engineers and builds complex electronic systems, large contoured Aerostructures and high reliability engineered products and aftermarket services for global aerospace, defense, military and space market. She joined Ducommun in 2006 as Vice President of Human Resources and Shared Services for the Ducommun AeroStructures business unit and was named to Vice President Human Resources and Organizational Development in 2008. She was promoted to Chief Human Resources Officer in March 2015. Ms. Rogers brings over 30 years of diverse human resources experience to the senior leadership team, with proven expertise in steering organizations through both periods of accelerated growth as well as business transformations, global manufacturing, union and non-unionized operations, and aligning a company’s human resources strategy with its business strategy in industries such as aerospace, pre-press and printing, general industrial, marine, technology and retail. Prior to joining Ducommun, Rogers was the Senior Vice President of Human Resources for Applied Graphics Technologies, Inc. from 1998 to 2006. Ms. Rogers earned her bachelor’s degree in business administration and management from Cal State Long Beach. She also holds the SPHR designation (senior human resources certification) and HR Management Certification from Chapman University.
Matthew Sant.   Mr. Sant has served as our General Counsel since July 2021. Prior to joining the Company, Mr. Sant served as Vice President and Deputy General Counsel at Skyworks Solutions, Inc. (NASDAQ: SWKS), a manufacturer of analog semiconductors for wireless communications. At Skyworks, Mr. Sant was responsible for a broad portfolio of legal matters, including commercial contracts, securities and corporate governance, mergers and acquisitions, compliance and litigation. Prior to this, Mr. Sant served as Vice President and Deputy General Counsel at Broadcom Corporation (NASDAQ: AVGO), a semiconductor company that makes products for the wireless and broadband communication industry. Mr. Sant was also a partner in the Los Angeles-based law firm of Irell & Manella LLP, and served as Co-Chair of the firm’s Emerging Technologies practice. Mr. Sant received his undergraduate degree from Westmont College, summa cum laude, with a double major in Political Science and Economics/Business. He received his Juris Doctor from Harvard Law School.

EXECUTIVE COMPENSATION
Executive Officer and Director Compensation
To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work toward achieving our goals.
We believe our compensation program should promote the success of the company and align executive incentives with the long-term interests of our stockholders. Our compensation programs for our executive officers consist primarily of salary and equity awards. As our needs evolve, we intend to continue to evaluate our compensation philosophy and programs.
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below, which, for 2020, includes amounts paid by Legacy Romeo prior to the consummation of the Business Combination.
The Compensation Committee of our Board of Directors, with input from our Chief Executive Officer, determines the compensation for our named executive officers. For the year ended December 31, 2021, our named executive officers were the following individuals:
•
Susan S. Brennan, President and Chief Executive Officer

•
AK El Srouji, Ph.D., Chief Technology Officer

•
Criswell Choi, Former Chief Operating Officer (Mr. Choi departed from the Chief Operating Officer position, effective as of January 17, 2022 and he is no longer an executive officer of the Company)

•
Lionel E. Selwood, Former President and Chief Executive Officer (Mr. Selwood terminated his employment with us on August 16, 2021 and he is no longer an executive officer of the Company)

Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2021 and December 31, 2020, as applicable.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Susan S. Brennan	2021	225,400	690,740	—	3,099,697	—	4,015,837
President and Chief Executive Officer
AK Srouji, Ph.D.	2021	481,853	510,000	—	3,128,183	—	4,120,036
Chief Technology Officer
Criswell Choi	2021	384,672	400,000	—	2,772,707	—	3,557,379
Former Chief Operating Officer	2020	300,000	—	1,154,250	—	—	1,454,250
Lionel E. Selwood, Jr.	2021	357,030	400,000	—	6,540,759	347,986	7,645,775
Former President and Chief Executive Officer	2020	385,653	—	5,860,800	—	36,276	6,282,729

(1)
The amounts in this column represent short-term incentive bonuses for Ms. Brennan and Dr. Srouji, a signing bonus for Ms. Brennan and retention bonuses for the other named executive officers, as described below.

(2)
The amounts in this column represent the aggregate grant date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. See Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the assumptions we made in determining the grant date fair value of the equity awards.

(3)
This amount includes (i) $310,477 of severance, and (ii) $37,509 related to housing costs for Mr. Selwood in the Los Angeles area, including termination of a lease pursuant to Mr. Selwood’s consulting agreement, as described below.

Narrative Disclosure to Summary Compensation Table
For the year ended December 31, 2021, the compensation program for our named executive officers consisted of base salary, bonuses (a signing bonus for Ms. Brennan and retention bonuses for the other named executive officers) and incentive compensation provided in the form of restricted stock unit awards with time and performance-based vesting. Mr. Selwood also received a housing allowance as well as severance benefits in connection with his termination of employment, as described below.
Base Salary
Our established base salaries for each of the named executive officers are at a level that is commensurate with the executive’s duties and authorities, contributions and prior experience.
Cash Bonus
The Compensation Committee awarded short-term incentive bonuses to each of Ms. Brennan and Dr. Srouji in the amounts set forth above based on the achievement of individual objectives, with Ms. Brennan’s bonus prorated based on her commencement of employment in August 2021. Pursuant to the terms of her employment agreement (as described below), the Company paid Ms. Brennan a signing bonus of $600,000 in connection with the commencement of her employment. In addition, each of Dr. Srouji and Messrs. Choi and Selwood received a retention bonus of $400,000 pursuant to a retention agreement with Legacy Romeo, and the terms of such retention agreements are described below. We did not award any other discretionary cash bonuses to our named executive officers for 2021.
Equity Awards
Our executive officers are eligible to receive equity compensation awards pursuant to the Romeo Power, Inc. 2020 Long-Term Incentive Plan (the “2020 Plan”). In 2021, the Compensation Committee awarded restricted stock units to our named executive officers, and such awards are a key tool in serving to align the interests of our executive officers and our stockholders. The awards had a combination of time-based vesting and performance-based vesting, and details regarding the vesting terms of such awards are described below in the notes to the “Outstanding Equity Awards” table.
Benefits and Perquisites
Except as described herein, we provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; critical illness insurance; short- and long-term disability insurance; and a tax-qualified Section 401(k) plan. We do not maintain any executive-specific benefit or perquisite programs except as described below with respect to Mr. Selwood’s employment agreement, which agreement is no longer in effect due to the termination of Mr. Selwood’s employment on August 16, 2021.
Agreements with Our Named Executive Officers and Potential Payments Upon Termination or Change of Control
We have entered into employee agreements with each of our named executive officers, and the details of such agreements are outlined below.
Agreement with Susan S. Brennan Effective as of August 16, 2021, Susan S. Brennan entered into an employment agreement with the Company to serve as President and Chief Executive Officer. Ms. Brennan’s agreement does not have a fixed term, and her employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Ms. Brennan’s annual base salary is $600,000 and she received a cash signing bonus of $600,000. Ms. Brennan received a sign-on restricted stock unit award with respect to 73,557 shares of our common stock, which is subject to a three-year vesting schedule, with one-third of the award vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments on each of the next twenty-four monthly anniversaries of the first anniversary of the grant date. Ms. Brennan also received a sign-on restricted stock unit award with respect to 392,305 shares of our common stock, 75% of which are subject to performance-based vesting and 25% of which are subject to a time-based vesting schedule over a three-year period, with one-third vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments on each of the next twenty-four monthly anniversaries of the first anniversary of the grant date. Additionally, Ms. Brennan received a long-term incentive award consisting of restricted stock units with respect to 392,305 shares of our common stock, 75% of which are subject to performance-based vesting and 25% of which are subject to a time-based vesting schedule over a three-year period, with one-third vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments on each of the next twenty-four monthly anniversaries of the first anniversary of the grant date. Ms. Brennan is also entitled to an annual discretionary bonus with a target of 100% of her base salary, as determined by the Board of Directors or the Compensation Committee, taking into account her performance and the performance of the Company, and subject to Ms. Brennan’s continued employment through the bonus payment date. Additionally, Ms. Brennan will be eligible to participate in the Company’s employee and executive benefit plans and programs as the Company may from time to time offer to its executives. If the Company terminates Ms. Brennan’s employment without cause or she resigns for good reason, (as such terms are defined in her employment agreement) (other than during the period commencing three months prior to a change in control of the Company as defined in the 2020 Plan and ending on the date twelve months after such change in control), she is entitled to receive, as severance, twelve months of base salary, a prorated target bonus for the year of termination and twelve months of Company reimbursed COBRA coverage, subject to her timely execution and non-revocation of a general release of claims against the Company. If the Company terminates Ms. Brennan’s employment without cause or she resigns for good reason during the period commencing three months prior to a change in control of the Company and ending on the date twelve months after such change in control, she is entitled to receive, as severance, eighteen months of base salary, an amount equal to her annual bonus for the year of termination, eighteen months of Company reimbursed COBRA coverage and full acceleration of her unvested equity awards (with any performance-based awards deemed satisfied at 100% of the target), subject to her timely execution and non-revocation of a general release of claims against the Company.
Agreements with Lionel E. Selwood, Jr.
2020 Agreement.   On September 18, 2020, Lionel Selwood, who previously served as Legacy Romeo’s President and General Manager, entered into an employment agreement with Legacy Romeo to become its Chief Executive Officer, effective September 17, 2020. Pursuant to the employment agreement, Mr. Selwood’s base salary was $500,000 and he was eligible for a discretionary annual bonus of up to 100% of his base salary. Mr. Selwood also was granted additional options under the 2016 Stock Plan (the “2016 Plan”) to purchase 8,000,000 shares of Legacy Romeo common stock (which became options to purchase shares of Common Stock upon consummation of the Business Combination) that were subject to vesting in equal monthly increments over the twelve months following the date of grant. Mr. Selwood was eligible for an additional performance-based award which he can earn subject to the achievement of “stretch” stock price and/or market capitalization milestones established by our Board of Directors. Mr. Selwood’s employment agreement provided that he was eligible to participate in our health and welfare benefit plans maintained for the benefit of our employees. Mr. Selwood was eligible to receive a monthly stipend of $3,000 to rent an apartment in Los Angeles until he relocated to Los Angeles, and we were to provide relocation assistance if he decided to move his permanent residence to Los Angeles (the details of which would have been determined at the time of his move). In addition, we reimbursed Mr. Selwood for reasonable travel expenses from Tampa, Florida to Los Angeles, California until the earlier of the time that he relocated to Los Angeles or when our Board of Directors, in conjunction with an annual review of such travel reimbursement, determined that he should no longer receive such travel reimbursement. If Mr. Selwood’s employment involuntarily terminated other than for cause, he was entitled to receive, as severance, twelve months of salary, twelve months of continued health benefits and accelerated vesting of his unvested options that were granted prior to August 1, 2020, subject to his timely execution and non-revocation of a general release of claims against the Company. If Mr. Selwood’s employment terminated due to his death or disability, his outstanding performance-based equity awards would have remained outstanding and would have vested, if at all, based on performance through the end of the applicable performance period on a prorated basis, based on the ratio of the number of days he was employed during such performance period and the total number of days between the grant date and the vesting date of such award.
2021 Consulting Agreement.   On August 5, 2021, Mr. Selwood entered into a consulting agreement with the Company, pursuant to which he terminated employment with the Company effective as of August 16, 2021 and agreed to provide consulting services to the Company after his termination date. The consulting services included assistance with respect to projects solely as requested by our Chief Financial Officer or our Chief Executive Officer or their delegates, in their sole and absolute discretion, which included continuing to make introductions of customers and suppliers and providing strategic guidance as to sales of our products and services. Mr. Selwood was entitled to a fee of $400 per hour for such services (up to a monthly maximum of $41,667, prorated for partial months and an overall limit of $250,000. In addition, Mr. Selwood received separation benefits in exchange for his release of claims against the Company, consisting of $500,000 of salary continuation, twelve months of Company reimbursed COBRA coverage, reimbursement of up to $10,000 for expenses incurred with terminating the lease of his Los Angeles residence, and continued vesting of his equity awards during the term of the consulting agreement, which expired on February 11, 2022.
Agreement with AK Srouji, Ph.D.
On June 6, 2019, AK Srouji entered into an employment agreement with Legacy Romeo to serve as Chief Technology Officer. Dr. Srouji’s agreement does not have a fixed term, and his employment will continue until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Dr. Srouji’s initial base salary was $250,000 per year. Legacy Romeo also granted Dr. Srouji options pursuant to the 2016 Plan in 2019 and 2020 to purchase 6,000,000 shares of Legacy Romeo common stock (which became options to purchase shares of Common Stock upon consummation of the Business Combination). These options vest over three years, subject to Dr. Srouji’s continued service and, in the event of a change of control, vesting of the options will accelerate in full, effective as of immediately prior to the change of control. Dr. Srouji is also entitled to exercise his vested options for 12 months following his termination of service unless he is terminated for cause. Dr. Srouji’s employment agreement provides that he is eligible to participate in our health and welfare benefit plans maintained for the benefit of our employees. If Dr. Srouji’s employment involuntarily terminates other than for cause, death or disability, he is entitled to receive, as severance, three months of salary and twelve months of continued health benefits, subject to his timely execution and non-revocation of a general release of claims against the Company.
Agreement with Criswell Choi
On April 1, 2019, Criswell Choi entered into an employment agreement with Legacy Romeo to serve as Chief Operating Officer. Mr. Choi’s agreement did not have a fixed term and his employment continued until terminated in accordance with the terms of the employment agreement. Pursuant to the employment agreement, Mr. Choi’s initial base salary was $300,000 per year and Mr. Choi received an option to purchase 1,500,000 shares of Legacy Romeo common stock (which became options to purchase shares of Common Stock upon consummation of the Business Combination) pursuant to the 2016 Plan that vests over three years. Mr. Choi’s employment agreement provided that he was eligible to participate in our health and welfare benefit plans maintained for the benefit of our employees. If Mr. Choi’s employment involuntarily terminated other than for cause, death or disability, he was entitled to receive, as severance, four months of salary and twelve months of continued health benefits, subject to his timely execution and non-revocation of a general release of claims against the Company. Mr. Choi’s agreement did not provide for any additional terms in the event of a change of control.
Executive Change in Control and Severance Plan
On August 30, 2021, the Compensation Committee approved the Romeo Power, Inc. Executive Severance and Change in Control Plan (the “Severance Plan”).
Subject to the participant’s timely execution and non-revocation of a general release of claims against the Company, the Severance Plan provides that severance benefits are payable to a participant in the event of a termination of the participant’s employment (i) by the participant for “good reason”, (ii) by the Company or one of its “affiliates” without “cause”, (iii) due to the participant’s death or (iv) by the Company or one of its affiliates due to the participant’s “disability” (as such terms are defined in the Severance Plan) (each, a “Covered Termination”). If an eligible individual elects to participate in the Severance Plan, the benefits provided pursuant to the Severance Plan supersede any pre-existing severance benefits to which the individual was previously entitled, including those provided pursuant to an employment agreement with the Company. Each of the named executive officers for 2021 (other than Mr. Selwood) was eligible to participate in the Severance Plan, and each of them elected to participate in the Severance Plan. Accordingly, in the event of a Covered Termination, each named executive officer will receive severance benefits pursuant to the Severance Plan rather than pursuant to his or her employment agreement. Mr. Choi received severance benefits pursuant to the Severance Plan in connection with his termination of employment in January 2022.
The Severance Plan provides for different severance benefits depending on whether a Covered Termination occurs during the period commencing on the date that is three months prior to a change in control (as such term is defined in the 2020 Plan) of the Company (as and ending on the date that is twelve months following a change in control (the “CIC Period”)). If a Covered Termination occurs other than during the CIC Period, in addition to any accrued and unpaid salary and benefits, the participant will be eligible to receive (i) continued payment of base salary during the “Severance Period” (twelve months for each of the named executive officers), (ii) reimbursement of premium payments for continuation coverage under the Company’s health plan (less the employee portion of such coverage as in effect on the date of the participant’s termination of employment) until the earliest to occur of the end of the Severance Period, the date on which the participant is no longer eligible for COBRA coverage, or the date on which the participant becomes eligible for health insurance coverage through another employer, and (iii) for the chief executive officer only, the greater of (A) the projected amount of the annual bonus for the fiscal year in which the termination occurred, or (B) the target bonus amount for such fiscal year.
If a Covered Termination occurs during the CIC Period, in addition to any accrued and unpaid salary and benefits, the participant will be eligible to receive (i) a lump sum amount equal to the participant’s base salary for the “CIC Severance Period” (eighteen months for the chief executive officer and twelve months for other named executive officers), (ii) a lump sum amount equal to the greater of (A) the projected amount of the participant’s annual bonus for the fiscal year in which the termination occurred, or (B) the participant’s target bonus amount for such fiscal year, (iii) full acceleration of vesting of the participant’s outstanding equity awards (and if vesting is based on the satisfaction of performance objectives, such objectives shall be deemed satisfied at the greater of actual performance measured as of the date of termination or 100% of target) and (iv) reimbursement of premium payments for continuation coverage under the Company’s health plan (less the employee portion of such coverage as in effect on the date of the participant’s termination of employment) until the earliest to occur of the end of the CIC Severance Period, the date on which the participant is no longer eligible for COBRA coverage, or the date on which the participant becomes eligible for health insurance coverage through another employer.
Retention Agreements
Each of Dr. Srouji, Mr. Choi and Mr. Selwood entered into a retention agreement with Legacy Romeo in December 2020, pursuant to which each executive is entitled to a retention bonus of $400,000, less applicable withholdings. To earn the retention bonus, the executive must be an active employee of the Company or its affiliates as of June 30, 2021, the executive must satisfactorily perform his or her job responsibilities through such date, and the executive must not have provided notice of his or her resignation.
The retention bonus was paid to the executives as a cash advance in January 2021 and if the executive’s employment ended before June 30, 2021 due to a termination by the Company or its affiliates without cause or the executive’s resignation for any reason, the executive was required to repay the retention bonus as of his employment termination date.
Retirement Benefits
Our employees, including the named executive officers, participate in a tax-qualified Section 401(k) plan. We do not provide any Company contributions to the Section 401(k) plan. We do not provide our employees, including the named executive officers, with any other retirement benefits, including, but not limited to, other tax-qualified retirement plans, supplemental executive retirement plans or nonqualified deferred compensation plans.

Outstanding Equity Awards at 2021 Year End
The following table presents information regarding outstanding equity awards held by the named executive officers as of December 31, 2021.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Susan S. Brennan	8/16/21(1)							294,229	1,073,936
	8/16/21(1)							294,229	1,073,936
	8/16/21(2)					269,709	984,438
AK Srouji, Ph.D.	8/25/17	48,692	—	4.09	8/25/2027
	11/16/18	24,346	—	4.09	11/16/2028
	10/30/19	292,142	—	1.56	10/30/2029
	3/26/20(3)	365,191	73,037	1.56	3/26/2030
	6/11/21(4)					63,158	230,527
	6/11/21(5)							284,208	1,037,359
Criswell Choi	1/12/18	1,217	—	6.09	1/12/2028
	10/30/19	41,378	—	1.56	10/30/2029
	9/17/20(6)	76,087	106,508	6.08	2/12/2025
	6/11/21(4)					43,063	157,180
	6/11/21(4)					12,919	47,154
	6/11/21(5)							193,778	707,290
	6/11/21(5)							58,133	212,186
Lionel E. Selwood, Jr.	2/21/17	42,606	—	4.09	2/16/2023
	11/16/18	182,595	—	6.09	2/16/2023
	10/30/19	139,990	—	1.56	2/16/2023
	9/17/20	973,839	—	6.09	2/16/2023
	6/11/21(4)					132,058	482,012
	6/11/21(5)							594,254	2,169,027

(1)
Performance stock units will vest, if at all, on the three-year anniversary of the grant date. Performance vesting will be based on which of the following results in the higher level of vesting: one-year financial performance or three-year share price, in each case based upon metrics established by the Compensation Committee.

(2)
Restricted stock units vest over a three year period, with 1/3 of the underlying shares vesting on the first anniversary of the grant date and 1/24th of the remainder of the underlying shares vesting monthly thereafter.

(3)
Options vest over a four-year period, with 1/3 vesting on the first anniversary of the grant date and 1/36th of the remainder vesting monthly thereafter.

(4)
Restricted stock units over a three-year period, with 1/3 of the underlying shares vesting on the first anniversary of the vesting commencement date and 1/8th of the remainder of the underlying shares vesting quarterly thereafter. The vesting commencement date is December 29, 2020.

(5)
Performance stock units will vest, if at all, on the three-year anniversary of the grant date. Performance vesting will be based on which of the following results in the higher level of vesting: one-year financial performance or three-year share price, in each case based upon metrics established by the Compensation Committee.

(6)
Options vest over a three year period, with 1/36th vesting monthly.

DIRECTOR COMPENSATION
In March 2021, the Company adopted a director compensation policy for our non-employee directors. Our directors who are employees are compensated for their services as employees and do not receive additional compensation for serving on our Board of Directors. Under the director compensation policy, each of our non-employee directors receives an annual cash retainer of $50,000 and an annual equity award with a fair value equal to $125,000. In addition, all non-employee directors who serve on one or more of our standing committees are eligible to receive the following committee fees:
Committee	Member Annual Retainer	Chair Annual Retainer
Audit Committee	$10,000	$15,000
Compensation Committee	$5,000	$7,500
Nominating and Corporate Governance Committee	$5,000	$7,500
Finance and Investment Committee	$5,000	$7,500
In addition to our standing committee fees, the members of our Special and Transactional committees receive an additional cash payment of $1,000 per meeting. Board of Director fees are paid quarterly in arrears. We also have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board of Directors and committees of our Board of Directors.
The following table sets forth information concerning the compensation that we paid or awarded during the year ended December 31, 2021 to each of our non-employee directors (for Ms. Brennan, the amounts below relate to her service on the Board of Directors prior to becoming our President and Chief Executive Officer):
Name	Fees Earned Paid in Cash ($)	Stock Awards($)(1)	Total ($)
Susan S. Brennan	72,182	198,731	270,913
Brady Ericson	32,473	198,731	231,204
Donald S. Gottwald	103,067	198,731	301,798
Laurene Horiszny(2)	22,490	—	22,490
Philip Kassin	115,000	198,731	313,731
Robert S. Mancini	115,000	238,476	353,476
Timothy Stuart(3)	—	—	—
Paul S. Williams	110,000	198,731	308,731

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the restricted stock unit awards granted during 2021 computed in accordance with ASC 718. See Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the assumptions we made in determining the grant date fair value of the equity awards.

(2)
Ms. Horiszny joined our Board of Directors during August 2021 and did not receive any director equity awards which were granted on June 11, 2021.

(3)
Mr. Stuart voluntarily declined the director fees and equity awards he was entitled to for his director services performed during 2021.

The awards described above vested on July 1, 2021 and none of our non-employee directors held any outstanding equity awards as of December 31, 2021.
Stock Ownership Guidelines
In February 2022, the Company adopted amended stock ownership guidelines in order to further align the long-term interests of our executive officers and non-employee directors with those of our stockholders.

Our stock ownership guidelines require that each individual subject to the guidelines own the following minimum number of shares of the Company’s common stock (as determined under the guidelines) having an aggregate value equal to a multiple of the executive officer’s annual base salary or the non-employee director’s annual equity grant as follows:
Position	Multiple
Chief Executive Officer	4x Annual Base Salary
Other Executive Officers	2x Annual Base Salary
Non-employee Directors	5x Annual Board Annual Equity Grant
Each executive officer and non-employee director is required to retain at least 75% of shares acquired as a result of exercise or settlement of compensatory awards (net of any shares withheld for taxes) issued pursuant to the 2020 Plan until these ownership guidelines have been met.
Each executive officer and non-employee director has until five years after the date on which such individual first becomes an executive officer or non-employee director, as applicable (or, if later, the date on which these guidelines were adopted) to comply with the stock ownership guidelines. The Compensation Committee will determine compliance with these stock ownership guidelines on an annual basis.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Pursuant to the charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Philip Kassin (Chair)
Donald S. Gottwald
Paul S. Williams

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described above in the section titled “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
Stockholders’ Agreement
In connection with closing the Business Combination, we entered into that certain Stockholders’ Agreement, dated December 29, 2020 (the “Stockholders’ Agreement”), with RMG Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and certain former stockholders of Legacy Romeo. The material terms of the Stockholders’ Agreement are summarized above in the section titled “Board of Directors and Committees; Corporate Governance — Board Composition.”
Amended and Restated Registration Rights Agreement
In connection with closing the Business Combination, we entered into that certain Amended and Restated Registration Rights Agreement, dated December 29, 2020 (the “Registration Rights Agreement”), with the Sponsor, certain persons holding Founder Shares and Private Placement Warrants (each as defined below), Legacy Romeo directors and officers, and certain former stockholders of Legacy Romeo (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which we agreed to file a shelf registration statement with respect to the registrable securities under the Registration Rights Agreement. We also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the RRA Parties against certain liabilities.
Indemnity Agreements
In connection with closing the Business Combination, we entered into indemnity agreements (each, an “Indemnity Agreement”) with each of our directors and executive officers. These Indemnity Agreements provide the directors and executive officers with contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers.
Subscription Agreements
In connection with the execution of the Merger Agreement, on October 5, 2020, RMG entered into separate subscription agreements (each, a “Subscription Agreement”) with a number of purchasers (each, a “Subscriber”), pursuant to which the Subscribers agreed to subscribe for and purchase and RMG agreed to issue and sell to the Subscribers an aggregate of 16,000,000 shares of Class A common stock (the “PIPE Shares”) for a purchase price of $10.00 per share, or an aggregate of $160,000,000 in gross cash proceeds (the “Private Placement”). On December 29, 2020, the Subscribers purchased from the Company an aggregate of 16,000,000 PIPE Shares, for a purchase price of $10.00 per share and an aggregate purchase price of $160,000,000. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with closing the Business Combination.
Republic Services (an affiliate of Republic, of which Timothy E. Stuart, one of our directors, is Executive Vice President, Chief Operating Officer) was one of the Subscribers in the Private Placement and purchased 1,500,000 PIPE Shares in the Private Placement for a total purchase price of $15,000,000.
After closing the Business Combination and following the effectiveness of our Certificate of Incorporation, each share of Class A common stock, including the PIPE Shares, was automatically reclassified, redesignated and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by us or any stockholder.
Investment Private Placement
HG Ventures LLC (of which John Glushik, a former member of Legacy Romeo’s board of directors, is Managing Director) purchased 2,500,000 PIPE Shares in the Private Placement for a total purchase price of $25,000,000. In connection with the foregoing purchase in the Private Placement, we agreed with HG Ventures LLC that it would not need to enter into a lock-up agreement, despite the fact that certain other Legacy Romeo stockholders would be obligated to do so.
Related Party Loans
On March 31, 2020, Legacy Romeo entered into a promissory note agreement with BorgWarner Romeo Power LLC, which held a beneficial ownership stake in Legacy Romeo that was greater than 5%. The promissory note was for a principal amount of $2,000,000 and bears an interest rate equal to the Applicable Federal Rate (AFR) for March 2020, 1.53% per annum. The note was paid off in connection with closing the Business Combination.
Legacy Romeo entered into the non-convertible promissory notes identified below with Michael Patterson, who held a beneficial ownership stake in Legacy Romeo that was greater than 5%, was a member of Legacy Romeo’s board of directors and at the time that the non-convertible promissory notes were entered into, served as Legacy Romeo’s Chief Executive Officer or Chief Sales Officer, depending on the date. The non-convertible promissory notes were paid off in connection with closing the Business Combination.
•
Grid Note, issued on December 5, 2019, for a principal amount of $100,000 and an interest rate of 1.55%;

•
Grid Note, issued on January 29, 2020, for a principal amount of $100,000 and an interest rate of 1.55%;

•
Grid Note, issued on February 11, 2020, for a principal amount of $300,000 and an interest rate of 1.58%;

•
Grid Note, issued on February 27, 2020, for a principal amount of $100,000 and an interest rate of 1.58%;

•
Grid Note, issued on March 11 2020, for a principal amount of $250,000 and an interest rate of 1.09%;

•
Grid Note, issued on October 7, 2020, for a principal amount of $200,000 and an interest rate of 0.09%; and

•
Grid Note, issued on October 22, 2020, for a principal amount of $125,000 and an interest rate of 0.09%.

Additionally, Legacy Romeo held demand promissory notes (the “Demand Promissory Notes”) for payment to Legacy Romeo of $9,122,685 in term debt from the following entities related to cashless exercise of warrants: (i) JSG Romeo Holdings, LLC, FOXMPP Holdings Limited Partnership and Drew Lane Holdings, LLC (which, together with Drew Lane Capital, LLC, held a beneficial ownership stake in Legacy Romeo that was greater than 5%) and (ii) Ulysses Ventures, LLC (which held a beneficial ownership stake in Legacy Romeo that was greater than 5%). Obligations under the Demand Promissory Notes were secured through Pledge and Security Agreements pledging as security the shares obtained through exercise of each underlying warrant. Pursuant to amendments to the Demand Promissory Notes, $3,808,905 of the debt under the Demand Promissory Notes was forgiven upon receipt of prepayment of the remaining $5,313,780 due pursuant to such notes. There were no amounts outstanding under the Demand Promissory Notes as of December 29, 2020.
Commercial Agreements and Partnerships
JV and Related Agreements with BorgWarner
As previously disclosed, including in our Annual Report on Form 10-K filed with the SEC on March 1, 2022, on May 6, 2019, BorgWarner invested approximately $50.0 million to purchase Series A-1 preferred stock of Legacy Romeo. In connection with that investment, Legacy Romeo and BorgWarner formed BorgWarner Romeo Power LLC (the “Joint Venture”) on June 28, 2019. Legacy Romeo and BorgWarner contributed $4.0 million and $6.0 million of cash at inception, for a 40% and 60% interest in the Joint Venture, respectively. This Joint Venture was entered into for Legacy Romeo and BorgWarner to collaborate in the design and manufacture of specific battery module and pack technology and extend the reach into other international regions. Legacy Romeo concurrently entered into a licensing agreement with the Joint Venture, allowing the Joint Venture rights to use, market, offer for sale and sell products and services using Legacy Romeo’s intellectual property in return for royalty payments payable and based on a percentage of revenue generated by the Joint Venture. Legacy Romeo also entered into a separate services agreement to provide engineering and other professional services to the Joint Venture.
Legacy Romeo and BorgWarner agreed to contribute an additional $10.0 million to the Joint Venture which represented funding for 2021 capital needs. In January 2021, we invested $4.0 million in the Joint Venture, which represented our pro rata share of the agreed upon funding.
On February 4, 2022, we acquired the 60% ownership stake previously held by BorgWarner pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of February 4, 2022, among Romeo Systems, Inc., the Company, BorgWarner Ithaca LLC, BorgWarner and the Joint Venture. Pursuant to the Purchase Agreement, Romeo paid BorgWarner a purchase price of $28,614,000, using cash on hand.
As a party to the Stockholders’ Agreement BorgWarner had the right to designate one director for election to our Board of Directors for so long as it maintained beneficial ownership of 7,677,071 or more shares (the “BW Threshold”) of our Common Stock. Brady Ericson, the Vice President of BorgWarner Inc., was a member of our Board of Directors from December 2020 until he resigned in August 2021 and had been designated for election to our Board of Directors by BorgWarner. Following Mr. Ericson’s resignation, Laurene Horiszny, a former employee of BorgWarner was designated for election to our Board of Directors by BorgWarner and has since served as a member of our Board of Directors. As of March 4, 2022, BorgWarner’s ownership in the Company fell below the BW Threshold. Accordingly, BorgWarner no longer has the contractual right to designate any directors for election to our Board of Directors.
Collaboration with Heritage Environmental Services
On October 2, 2020, Legacy Romeo entered into the Heritage Agreement (the “Heritage Agreement”) with Heritage Battery Recycling, LLC (“HBR”), an affiliate of Heritage Environmental Services, Inc. (“HES”), pursuant to which HBR has agreed to design, build and operate a system for redeploying, recycling or disposing of lithium-ion batteries to be located at HES’s facility in Arizona (the “System”). Immediately following the Business Combination, we contributed $35.0 million to HBR to fund the building, operation, maintenance and repair of the System.
HBR will own and operate the System. We will receive 30% of the profit generated by the System during the term of the Heritage Agreement, which consists of an initial term of 10 years with automatic one-year renewals. In the event of an operating shortfall, we would fund 30% and HBR would fund 70% of such shortfall. The Heritage Agreement does not specify when the System is to be completed or start generating revenue. The initial contract duration is for a period of 10 years from December 29, 2020, and the agreement automatically renews for successive one-year terms indefinitely. While the arrangement is in effect, it establishes a strategic collaboration with HES for the collection of our battery packs for recycling and gives our customers priority at the recycling facility.
If HBR decides to develop any future lithium-ion battery processing facilities in North America or Europe, we would have a right of first offer to participate in any such facility under terms to be agreed upon by the parties, provided that we commit to funding at least 30% of the cost of such facility.
We have also committed to fund up to $10.0 million to purchase 10 battery EV (“BEV”) trucks and the charging infrastructure for a one-year pilot program to determine the feasibility of transitioning HES’s or its affiliates’ fleet of trucks from diesel powered vehicles to BEVs that each utilize battery packs not smaller than 150 kWh. If such pilot program is successful, the parties would enter into an agreement for the procurement through us of at least 500 BEVs on terms acceptable to HBR, HES and us. The participants in the pilot program have been selected, and the parties are beginning to work towards an agreement to support the pilot program.
HBR and HES are affiliated with HG Ventures LLC, of which John Glushik, a former member of Legacy Romeo’s board of directors, is Managing Director.
Partnership with Republic
In January 2021, we entered into a Strategic Alliance Agreement with Republic to collaborate on the development of our battery technology for use in Republic’s electric garbage trucks. Republic is the second largest provider of non-hazardous solid waste collection, transfer, disposal, recycling, and environmental services in the United States, as measured by revenue. As part of the collaboration efforts, Romeo committed to expend a maximum of $1.0 million on the first battery development project. The first battery development project is a mobile charge trailer containing Romeo batteries, which will be used to charge Republic trucks in field operations and other activities. The trailer is scheduled to be delivered to Republic in the first quarter of 2023.
Pursuant to the Stockholders’ Agreement, Republic Services will have the right to designate one director for election to our Board of Directors for so long as it maintains beneficial ownership of 1,500,000 shares of our Common Stock. Mr. Stuart, the Executive Vice President, Chief Operating Officer of Republic, is a member of our Board of Directors and was designated for election to our Board of Directors by Republic Services.
Employment Agreements and Other Transactions with Executive Officers
Legacy Romeo had entered into employment agreements and offer letter agreements with certain of its executive officers and reimbursed affiliates for reasonable travel related expenses incurred while conducting business on behalf of Legacy Romeo. See the section titled “Executive Compensation.”
Effective April 15, 2021, Mr. Patterson resigned from his position as Chief Sales Officer. Mr. Patterson and the Company entered into a letter agreement as of the same date pursuant to which Mr. Patterson provided part-time consulting services to the Company and its affiliates through December 31, 2021 in exchange for compensation of $25,000 per month, during which time Mr. Patterson was deemed to satisfy the continued service requirement for his then-unvested options and the retention bonus paid to him in January 2021.
Conflict of Interest Policy
Our Code of Business Conduct and Ethics requires the Company to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors (or the Audit Committee). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that the Company enters into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Person Transactions Policy
Our Board of Directors has adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered related person transactions under this policy.
Under the policy, a “related person” is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the Audit Committee (or, where review by the Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders.
Our Audit Committee will approve only those transactions that it determines are fair to and in the best interests of the Company and our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of March 31, 2022 by:
•
each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;

•
each named executive officer and director of the Company; and

•
all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The beneficial ownership percentages set forth in the table below are based on approximately 151,218,408 shares of Common Stock issued and outstanding as of March 31, 2021.
Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Common Stock. Unless otherwise indicated, the address of each person listed in the table below is c/o Romeo Power, Inc., 4380 Ayers Avenue, Vernon, CA 90058.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock(1)
Directors and Named Executive Officers:
Susan S. Brennan	21,531	*
Lauren Webb(2)	562,035	*
AK Srouji, Ph.D.(3)	819,798	*
Criswell Choi(4)	142,064	*
Lionel E. Selwood, Jr.(5)	1,405,057	*
Robert S. Mancini(6)	2,359,177	1.6%
Philip Kassin(7)	2,394,871	1.6%
Donald S. Gottwald	21,531	*
Laurene Horiszny	—	—
Timothy E. Stuart	—	—
Paul S. Williams	21,531	*
All executive officers and directors as a group (13 individuals)(8)	5,233,805	3.4%
Five Percent Holders:
The Vanguard Group(9)	8,897,318	5.9%
Blackrock, Inc.(10)	7,856,863	5.2%

*
Less than 1%.

(1)
Shares of common stock subject to equity awards and warrants that have vested or will vest and become exercisable within 60 days of March 31, 2022, are deemed beneficially owned and outstanding for computing the percentage ownership of the person holding such securities, but are not considered outstanding for computing the percentage ownership of any other person.

(2)
Consists of (a) 42,090 shares of Common Stock and (b) 519,945 shares of Common Stock subject to options that have vested or will vest and become exercisable within 60 days of March 31, 2022.

(3)
Consists of (a) 28,552 shares of Common Stock and (b) 791,246 shares of Common Stock subject to options that have vested or will vest and become exercisable within 60 days of March 31, 2022.

(4)
Consists of (a) 18,309 shares of Common Stock and (b) 123,755 shares of Common Stock subject to options that have vested or will vest and become exercisable within 60 days of March 31, 2022. Mr. Choi departed from the Chief Operating Officer position, effective as of January 17, 2022 and he is no longer an executive of the Company.

(5)
Consists of (a) 66,027 shares of Common Stock and (b) 1,339,030 shares of Common Stock subject to options that have vested or will vest and are exercisable within 60 days of March 31, 2022. Mr. Selwood terminated his employment with us on August 16, 2021 and he is no longer an executive officer of the Company.

(6)
Consists of (a) 1,392,508 shares of Common Stock and (b) 966,669 shares of Common Stock subject to warrants that are exercisable within 60 days of March 31, 2022. According to a Schedule 13G filed on February 14, 2022, RMG Sponsor, LLC is the record holder of and has shared voting and dispositive power over the shares issuable upon exercise of warrants to purchase Common Stock held of record by RMG Sponsor, LLC. Each of James Carpenter and Messrs. Mancini and Kassin is, directly or indirectly, a member of RMG Sponsor, LLC. MKC Investments LLC is the sole managing member of RMG Sponsor, LLC, and Messrs. Mancini, Carpenter and Kassin are the managing members of MKC Investments LLC. As such, they may be deemed to have or share beneficial ownership of the warrants held directly by RMG Sponsor, LLC. The business address for RMG Sponsor, LLC is 57 Ocean, 5775 Collins Avenue, Suite 403, Miami Beach, FL 33140.

(7)
Consists of (a) 1,428,202 shares of Common Stock and (b) 966,669 shares of Common Stock subject to warrants that are exercisable within 60 days of March 31, 2022. According to a Schedule 13G filed on February 14, 2022, RMG Sponsor, LLC is the record holder of and has shared voting and dispositive power over the shares issuable upon exercise of warrants to purchase Common Stock held of record by RMG Sponsor, LLC. Each of Messrs. Mancini, Carpenter and Kassin is, directly or indirectly, a member of RMG Sponsor, LLC. MKC Investments LLC is the sole managing member of RMG Sponsor, LLC, and Messrs. Mancini, Carpenter and Kassin are the managing members of MKC Investments LLC. As such, they may be deemed to have or share beneficial ownership of the warrants held directly by RMG Sponsor, LLC. The business address for RMG Sponsor, LLC is 57 Ocean, 5775 Collins Avenue, Suite 403, Miami Beach, FL 33140.

(8)
Consists of (a) 2,955,945 shares of Common Stock, (b) 1,311,191 shares of Common Stock subject to options that have vested or will vest and become exercisable within 60 days of March 31, 2022 and (c) 966,669 shares of Common Stock subject to warrants that are exercisable within 60 days of March 31, 2022.

(9)
The information set forth herein is based solely on information contained in Schedule 13G filed with the SEC on February 10, 2022 by The Vanguard Group. The Vanguard Group has shared voting power over 200,501 shares and shared dispositive power over 268,662 shares. The Vanguard Group has sole dispositive power over 8,628,656 shares. The business address of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(10)
The information set forth herein is based solely on information contained in Schedule 13G filed with the SEC on February 4, 2022 by Blackrock, Inc. Blackrock, Inc. has sole voting power over 7,745,671 shares and sole dispositive power over 7,856,863 shares. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities (the “Reporting Persons”) to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.
To the best of our knowledge and based solely upon our review of the copies of such reports furnished to us for the fiscal year ended December 31, 2021 and the information provided to us by the Reporting Persons, we believe that all Reporting Persons complied with Section 16(a) during the 2021 fiscal year, except that one late Form 4 was filed by Susan S. Brennan.
STOCKHOLDER PROPOSALS
Stockholder proposals, including nominations of persons for election to our Board of Directors, will be considered for inclusion in the Proxy Statement for the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Corporate Secretary of the Company, on or before December 29, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Stockholders who intend to present a proposal, including nominations of persons for election to our Board of Directors, at the 2023 Annual Meeting without inclusion of such proposal in our proxy materials for the 2023 Annual Meeting are required to provide notice of such proposal between February 15, 2023 and March 17, 2023, assuming that the 2022 Annual Meeting is held within 30 days from June 15, 2023. If the meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered not later than the close of business on the later of (a) the 90th day before the annual meeting or (b) the 10th day after which announcement of the meeting day is first made, but no earlier than 120 days prior to the annual meeting. The public announcement of an adjournment or postponement of the 2023 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Proposals and notices of intention to present proposals at the 2023 Annual Meeting should be addressed to Corporate Secretary of Romeo Power, Inc., 4380 Ayers Ave., Vernon, CA 90058.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report on Form 10-K by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We have filed reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.
You may request, and we will provide at no cost, a copy of the proxy materials, including any exhibits to such filings, by writing or telephoning us at the following address: Corporate Secretary of Romeo Power, Inc., 4380 Ayers Ave., Vernon, CA 90058 or an oral request at (833) 467-2237. You may also access these filings at our website under the “Investors” link at www.romeopower.com.
OTHER MATTERS
The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
/s/ Susan S. Brennan

Susan S. Brennan
Chief Executive Officer
(Principal Executive Officer)
April 28, 2022
Vernon, California

Appendix A
STANDBY EQUITY PURCHASE AGREEMENT
THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of February 15, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and ROMEO POWER, INC., a company incorporated under the laws of the State of Delaware (the “Company”).
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $350 million of the Company’s shares of common stock, par value $0.0001 per share (the “Common Shares”); and
WHEREAS, the Common Shares are listed for trading on the New York Stock Exchange under the symbol “RMO;” and
WHEREAS, the offer and sale of the Common Shares issuable hereunder will be registered on the Company’s registration statement on Form S-3 (file No. 333-262355) under Section 5 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).
NOW, THEREFORE, the parties hereto agree as follows:
Article I. Certain Definitions
Section 1.01   “Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii).
Section 1.02   “Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i).
Section 1.03   “Advance Date” shall mean the 1st Trading Day after expiration of the applicable Pricing Period for each Advance.
Section 1.04   “Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.
Section 1.05   “Advance Notice Date” shall mean each date the Company delivers (in accordance with Section 2.01(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.
Section 1.06   “Advances” shall mean any issuance and sale from the Company to the Investor pursuant to Article II hereof.
Section 1.07   “Affiliate” shall have the meaning set forth in Section 3.07.
Section 1.08   “Agreement” shall have the meaning set forth in the preamble of this Agreement.
Section 1.09   “Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.
Section 1.10   “Basket” shall have the meaning set forth in Section 5.04.
Section 1.11   “Black Out Period” shall have the meaning set forth in Section 6.02
Section 1.12   “Closing” shall have meaning set forth in Section 2.02.
Section 1.13   “Commitment Amount” shall mean $350,000,000 of Common Shares, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.99% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”); provided further that, the Exchange Cap will not apply if (a) the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market, (b) all applicable sales of common stock under the SEPA equals or exceeds the Minimum Price (as defined in Section 312.03 of the NYSE Listed Company Manual), or (c) as to any Advance, the issuance of Shares in respect of such Advance would be excluded from the Exchange Cap under rules of the NYSE (or interpretive guidance provided by the NYSE with respect thereto) in effect as of the date the determination of whether this clause (c) applies.
Section 1.14   “Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 11.02.
Section 1.15   “Common Shares” shall have the meaning set forth in the recitals of this Agreement.
Section 1.16   “Company” shall have the meaning set forth in the preamble of this Agreement.
Section 1.17   “Company Indemnitees” shall have the meaning set forth in Section 5.02.
Section 1.18   “Condition Satisfaction Date” shall have the meaning set forth in Section 7.01.
Section 1.19   “Environmental Laws” shall have the meaning set forth in Section 4.08.
Section 1.20   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
Section 1.21   “Hazardous Materials” shall have the meaning set forth in Section 4.08.
Section 1.22   “Indemnified Liabilities” shall have the meaning set forth in Section 5.01.
Section 1.23   “Investor” shall have the meaning set forth in the preamble of this Agreement.
Section 1.24   “Investor Indemnitees” shall have the meaning set forth in Section 5.01.
Section 1.25   “Market Price” shall mean the average of the VWAPs during each Trading Day of the relevant Pricing Period.
Section 1.26   “Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.
Section 1.27   “Material Outside Event” shall have the meaning set forth in Section 6.08.
Section 1.28   “Maximum Advance Amount” in respect of each Advance Notice means $25,000,000.
Section 1.29   “Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.
Section 1.30   “OFAC” shall mean the U.S. Department of Treasury’s Office of Foreign Asset Control.
Section 1.31   “Ownership Limitation” shall have the meaning set forth in Section 2.01I(i).
Section 1.32   “Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
Section 1.33   “Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.
Section 1.34   “Pre-Advance Date” shall have the meaning set forth in Section 2.05(b).

Section 1.35   “Pre-Advance Loan” shall have the meaning set forth in Section 2.05(a).
Section 1.36   “Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date.
Section 1.37   “Principal Market” shall mean the New York Stock Exchange.
Section 1.38   “Promissory Note” shall have the meaning set forth in Section 2.05(b).
Section 1.39   “Prospectus” means any prospectus (including, without limitation, all amendments and supplements thereto) used in connection with a Registration Statement.
Section 1.40   “Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any Prospectus Supplement to be filed in accordance with Section 6.01 hereof.
Section 1.41   “Purchase Price” shall mean the price per Share obtained by multiplying the Market Price by 96.25% in respect of any Shares purchased hereunder.
Section 1.42   “Registrable Securities” shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
Section 1.43   “Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii).
Section 1.44   “Registration Statement” shall mean a registration statement on Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the offer and sale to, and resale by, the Investor of the Registrable Securities under the Securities Act.
Section 1.45   “Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.
Section 1.46   “Request” shall have the meaning set forth in Section 2.05(a).
Section 1.47   “Sanctions” means any sanctions administered or enforced by OFAC, the U.S. State Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.
Section 1.48   “Sanctions Programs” means any OFAC economic sanction program (including, without limitation, programs related to Crimea, Cuba, Iran, North Korea, Sudan and Syria).
Section 1.49   “SEC” shall mean the U.S. Securities and Exchange Commission.
Section 1.50   “SEC Documents” shall have the meaning set forth in Section 4.05.
Section 1.51   “Securities Act” shall have the meaning set forth in the recitals of this Agreement.
Section 1.52   “Settlement Document” shall have the meaning set forth in Section 2.02(a).
Section 1.53   “Shares” shall mean the Common Shares to be issued from time to time hereunder pursuant to an Advance.
Section 1.54   “Subsidiaries” shall have the meaning set forth in Section 4.01.
Section 1.55   “Trading Day” shall mean any day during which the Principal Market shall be open for business.
Section 1.56   “Transaction Documents” shall have the meaning set forth in Section 4.02.
Section 1.57   “VWAP” means, for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.

Article II. Advances
Section 2.01   Advances; Mechanics. Subject to the terms and conditions of this Agreement (including, without limitation, the provisions of Article VII hereof), the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, Common Shares on the following terms:
(a)
Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the conditions set forth in Section 7.01, and in accordance with the following provisions:

(i)
The Company shall, in its sole discretion, select the amount of the Advance, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.

(ii)
There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.

(b)
Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email on or before 8:30 a.m. Eastern Time in accordance with the instructions set forth on the bottom of Exhibit A, or (ii) the immediately succeeding day if it is received by email after 8:30 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit A.

(c)
Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, the final number of Shares to be issued and sold pursuant to an Advance Notice shall be reduced in accordance with each of the following limitations:

(i)
Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. In no event shall the number of Common Shares issuable to the Investor pursuant to an Advance cause the aggregate number of Common Shares beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by the Investor and its Affiliates as a result of previous issuances and sales of Common Shares to Investor under this Agreement to exceed 9.99% of the then outstanding Common Shares (the “Ownership Limitation”). The Investor agrees to use commercially reasonable efforts to sell all Shares issued to it pursuant to any Advance hereunder within 15 trading days following the date on which the Closing to which such Advance relates occurs (it being understood that the Investor may at all times retain ownership of a de minimis number of Shares). In connection with each Advance Notice delivered by the Company, any portion of the Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the amount of the Advance requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.

(ii)
Registration and Exchange Limitation. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, Investor will promptly notify the Company of such event.

(d)
Minimum Acceptable Price.

(i)
With respect to each Advance Notice, the Company may notify the Investor of the MAP with respect to such Advance by indicating a MAP on such Advance Notice. If no MAP is specified in an Advance Notice, then no MAP shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a MAP, the VWAP of the Common Shares is below the Minimum Acceptable Price in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the amount of the Advance set forth in such Advance Notice by one-third (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.

(ii)
The total Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the number of Common Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice (without any further discount), provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c).

(e)
Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Law and (ii) subject to Section 3.08 (Trading Activities), the Investor may sell Common Shares during the Pricing Period.

Section 2.02   Closings. The closing of each Advance and each sale and purchase of Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The parties acknowledge that the Purchase Price is not known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:
(a)
On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement.

(b)
Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at the Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Closing Statement) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the

Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the plan of distribution set forth in the Prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).
(c)
On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

(d)
Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.

Section 2.03   Hardship.
(a)
In the event the Investor sells Common Shares after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.02, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

(b)
In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

Section 2.04   Completion of Resale Pursuant to the Registration Statement. After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement, Investor will notify the Company that all subsequent resales are completed, and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement. The Company also shall have no further obligation to maintain the effectiveness of the Registration Statement after the 180th day following the earlier to occur of the latest Closing that has occurred or the termination of this Agreement in accordance with its terms.
Section 2.05   Pre-Advance Loans. Subject to the terms and conditions of this Agreement (including, without limitation, the conditions set forth in Section 7.02 hereof):
(a)
From time to time, subject to the terms and conditions set forth herein, the Company may request a pre-advance loan (each, a “Pre-Advance Loan”) from the Investor by providing written notice of such request to the Investor (each, a “Request”). Each Request for a Pre-Advance Loan shall be for a principal amount to be determined by the Company, but not to exceed $20,000,000. The closing of each Pre-Advance Loan shall take place on or before the 3rd business day following the date of the Request (the date of the closing of each Pre-Advance Loan shall be referred to as the “Pre-Advance Date”).
(b)
Form of Payment; Deliveries. On each Pre-Advance Date, subject to the satisfaction of the conditions precedent to a Pre-Advance Loan set forth in Section 7.02 on such date, (i) the Investor shall pay to the Company the principal amount of the Pre-Advance Loan set forth in the Request, less a 2% original issue discount, in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested, and (ii) the Company shall deliver to the Investor a promissory note in the form set forth as Exhibit C (the “Promissory Note”) attached hereto in the principal amount set forth in the Request, duly executed on behalf of the Company.

Article III. Representations and Warranties of Investor
Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance Notice Date and each Advance Date:
Section 3.01   Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has all requisite power and authority to execute, deliver and perform this Agreement, including all transactions contemplated hereby. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.
Section 3.02   Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.
Section 3.03   No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.
Section 3.04   Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act or any applicable securities laws. The Investor agrees not to assign or in any way transfer the Investor’s rights to the securities or any interest therein or its obligations under this Agreement and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor’s Common Shares unless the sale of such shares is registered under Federal and state securities law or unless, in the opinion of counsel satisfactory to the Company, an exemption from such registration is available. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any Prospectus contained therein.
Section 3.05   Accredited Investor. The Investor is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

Section 3.06   Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
Section 3.07   Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
Section 3.08   Trading Activities. The Investor’s trading activities with respect to the Common Shares shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market. Neither the Investor nor its affiliates has any open short position in the Common Shares, nor has the Investor entered into any hedging transaction that establishes a net short position with respect to the Common Shares, and the Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales or hedging transactions with respect to the Common Shares; provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor has the right to sell (a) the Shares to be issued to the Investor pursuant to the Advance Notice prior to receiving such Shares, or (b) other Common Shares sold by the Company to Investor pursuant to this Agreement and which the Company has continuously held as a long position.
Section 3.09   General Solicitation. Neither the Investor, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Shares by the Investor.
Article IV. Representations and Warranties of the Company
Except as set forth in the SEC Documents, or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:
Section 4.01   Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is an entity duly organized and validly existing under the laws of its state of organization or incorporation, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”
Section 4.02   Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.
Section 4.03   Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.
Section 4.04   No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.
Section 4.05   SEC Documents. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within two years preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act, being hereinafter referred to as the “SEC Documents”). The Company has made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents.
Section 4.06   Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.
Section 4.07   Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. Each Registration Statement and the offer and sale of Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which the Investor has consented.
Section 4.08   No Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.
Section 4.09   Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus, or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.
Section 4.10   Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of 250,000,000 shares of common stock, par value $0.0001 per share and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof, the Company had 134,471,143 shares of common stock outstanding and no shares of preferred stock outstanding. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “RMO.” The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market.
Section 4.11   Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, except as would not cause a Material Adverse Effect.
Section 4.12   Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.
Section 4.13   Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.
Section 4.14   Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
Section 4.15   Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

Section 4.16   Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.
Section 4.17   Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
Section 4.18   Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.
Section 4.19   Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently have any Subsidiaries.
Section 4.20   Tax Status. Each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. The Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.
Section 4.21   Certain Transactions. Except as not required to be disclosed pursuant to Applicable Law, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.
Section 4.22   Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.
Section 4.23   Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.
Section 4.24   Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market.

Section 4.25   Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.
Section 4.26   Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
Section 4.27   Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-compliance by any director, officer or employee of the Company or any Subsidiary, or any agent, affiliate or other person acting on behalf of the Company or any Subsidiary has not complied with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect.
Section 4.28   Sanctions Matters. Neither the Company, nor any Subsidiary of the Company, nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary of the Company, is a Person that is, or is owned or controlled by a Person that is:
(a)
on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC from time to time;

(b)
the subject of any Sanctions; or

(c)
has a place of business in, or is operating, organized, resident or doing business in a country or territory that is, or whose government is, the subject of Sanctions Programs (including without limitation Crimea, Cuba, Iran, North Korea, Sudan and Syria).

Article V. Indemnification
The Investor and the Company represent to the other the following with respect to itself:
Section 5.01   Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for inclusion therein; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 5.02   Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Law, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.
Section 5.03   Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company

Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.
Section 5.04   Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement for a period of three years. Notwithstanding anything to the contrary under this Agreement or Applicable Law, no party shall be entitled to any indemnification pursuant to this Article V (other than claims for any damages resulting from fraud) until the aggregate amount of all such damages that would otherwise be indemnifiable to such party equals or exceeds $25,000 (the “Basket”), at which time such party shall be entitled to indemnification for the full amount of all damages (including all damages incurred prior to exceeding the Basket).
Section 5.05   Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.
Article VI.
Covenants of the Company
Section 6.01   Registration Statement.
(a)
Filing of a Registration Statement. The Company has or shall prepare and file with the SEC a Registration Statement, or multiple Registration Statements for the offer and sale to, and resale by, the Investor of Registrable Securities. The Company in its sole discretion may chose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.

(b)
Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement with respect to the Shares at all times during the Commitment Period, provided, however, that the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement to the extent permitted pursuant to Section 2.04. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. During the Commitment Period, the Company shall notify the Investor promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Shares shall cease to be authorized for listing on the Principal Market, (iii) the Common Shares cease to be registered under Section 12(b) or Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

(c)
Filing Procedures. Not less than one business day prior to the filing of a Registration Statement and not less than one business day prior to the filing of any related amendments and supplements to any Registration Statement (except for any amendments or supplements caused by the filing of any annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any similar or successor reports), the Company shall furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those filed pursuant to Rule 424 promulgated under the Securities Act) will be subject to the reasonable and prompt review of the Investor (in each of which cases, if such document contains material non-public information as consented to by the Investor pursuant to Section 6.13, the information provided to Investor will be kept strictly confidential until filed and treated as subject to Section 6.08). The Investor shall furnish comments on a Registration Statement and any related amendment and supplement to a Registration Statement to the Company within 24 hours of the receipt thereof. If the Investor fails to provide comments to the Company within such 24-hour period, then the Registration Statement, related amendment or related supplement, as applicable, shall be deemed accepted by the Investor in the form originally delivered by the Company to the Investor.
(d)
Delivery of Final Documents. The Company shall furnish to the Investor without charge, (i) at least one copy of each Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) at the request of the Investor, at least one copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents as the Investor may reasonably request from time to time in order to facilitate the disposition of the Common Shares owned by the Investor pursuant to a Registration Statement. Filing of the forgoing with the SEC via its EDGAR system shall satisfy the requirements of this section.

(e)
Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information, and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Common Shares of the Company covered by such Registration Statement until such time as all of such Common Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(e)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.

(f)
Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Law, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.01(f), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

Section 6.02   Suspension of Registration Statement.
(a)
Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).

(b)
No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company.

(c)
Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 45 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.

Section 6.03   Listing of Common Shares. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.
Section 6.04   Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.
Section 6.05   Exchange Act Registration. The Company will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.
Section 6.06   Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.
Section 6.07   Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.
Section 6.08   Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related prospectus relating to an offering of Common Shares (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related prospectus to comply with the Securities Act or any other law; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (v), inclusive, a “Material Outside Event”).
Section 6.09   Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not effect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.
Section 6.10   Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.
Section 6.11   Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.
Section 6.12   Current Report. On or before 9:30 a.m., New York time, on the second business day after the date of this Agreement, the Company shall file a current report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “Current Report”). The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion and if granted must include an agreement to keep such information confidential until publicly disclosed or 45 days have passed); it being understood that the mere notification of Investor required pursuant to Section 6.08(iv) hereof shall not in and of itself be deemed to be material non-public information. Notwithstanding anything contained in this Agreement to the contrary, the Company expressly agrees that it shall publicly disclose, no later than thirty (30) days following the date hereof, but in any event prior to delivering the first Advance Notice hereunder, any information communicated to the Investor by or, to the knowledge of the Company, on behalf of the Company in connection with the transactions contemplated herein, which, following the date hereof would, if not so disclosed, constitute material, non-public information regarding the Company or its Subsidiaries.
Section 6.13   Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting (other than an annual shareholder meeting) or corporate action date, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.
Section 6.14   Use of Proceeds. The Company will use the proceeds from the sale of the Common Shares hereunder for working capital and other general corporate purposes or, if different, in a manner consistent with the application thereof described in the Registration Statement. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions or Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions or Applicable Laws.
Section 6.15   Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.
Section 6.16   Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.
Section 6.17   Advance Notices Issued if Pre-Advance Loan is Outstanding. During such time a Pre-Advance Loan is outstanding all proceeds from Advance Notices shall first be utilized to repay such outstanding Pre-Advance Loan.
Article VII.
Conditions for Delivery of Advance Notice and Request
Section 7.01   Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:
(a)
Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects.

(b)
Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.

(c)
Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.

(d)
No Material Outside Event. No Material Outside Event shall have occurred and be continuing.

(e)
Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date.

(f)
No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.

(g)
No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Principal Market and all the Shares issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Principal Market.

(h)
Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice.

(i)
Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.

(j)
Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances, and, unless waived by the Investor, at least 5 Trading Days shall have elapsed from the immediately preceding Advance Date.

Section 7.02   Conditions Precedent to Pre-Advance Loans. The obligations of the Investor to advance the pay to the Company the principal amount of a Pre-Advance Loan set forth in a Request as provided herein on each Pre-Advance Date shall be subject to the timely performance by the Company of their obligations hereunder, and to each of the following conditions:
(a)
Advance Notice Conditions. The satisfaction of all the conditions precedent to the right of the Company to deliver an Advance Notice set forth in Section 7.01(a), (d), (e), and (f) above shall be satisfied.

(b)
Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell Common Shares issuable pursuant to such Advance Notice with a market value of no less than 1.5 times the principal amount of the Pre-Advance Loan. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable measurement date or have made the filings necessary to cure any deficiencies.

(c)
Authority. The issuance of the Promissory Note in respect of the Pre-Advance Loan, and the performance by the Company thereunder, including, without limitation, the payment obligations, is legally permitted by all laws and regulations to which the Company is subject and is not in conflict with, or prohibited by, the organizational documents of the Company, or any contract, agreement, or arrangement with any third party.

(d)
No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Primary Market. The Company shall have the capacity to issue such number of

Common Shares with a market value of no less than 1.5 times the principal amount of the Pre-Advance Loan without breaching the Exchange Cap. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Primary Market.
(e)
Minimum Price. The market price of the Common Shares on the Principal Market is greater than $1.00 per share.

(f)
Authorized. There shall be a sufficient number of authorized but unissued Common Shares reserved for the issuance by the Company in an amount with a market value of no less than 1.5 times the principal amount of the Pre-Advance Loan.

(g)
No Outstanding Advances. There shall be no outstanding Pre-Advance Loans which have not been fully repaid or any Advance Notice which have not closed.

(h)
Bring Down Certificate. The Investor shall have received on and as of the Pre-Advance Loan Date a certificate of an executive officer of the Company confirming that all of the representations and warranties of the Company in this Agreement are true and correct on and as of the Pre-Advance Loan Date, and that the Company has complied with all agreements and covenants and satisfied all other conditions on its part to be performed or satisfied hereunder at or prior to the Pre-Advance Closing Date.

Article VIII.
Non-Disclosure of Non-Public Information
The Company covenants and agrees that, other than as expressly required by Section 6.08 hereof, or, with the Investor’s consent pursuant to Section 6.01(c) and Section 6.13, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality, or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices.
Article IX.
Non-Exclusive Agreement
Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.
Article X.
Choice of Law/Jurisdiction
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

Article XI. Assignment; Termination
Section 11.01   Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.
Section 11.02   Termination.
(a)
Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 24-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.

(b)
The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, (ii) there are no outstanding Pre-Advance Loans which have not be fully repaid, and (iii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

(c)
Nothing in this Section 11.02 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder.

Article XII. Notices
Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:
If to the Company, to:	Romeo Power, Inc. 4380 Ayers Avenue Vernon, CA 90058 Attention: Telephone: Email:
With a copy to (which shall not constitute notice or delivery of process) to:
Paul Hastings LLP 1999 Avenue of the Stars, 27th Floor Los Angeles, CA 90067 Attention: Telephone: Email:

If to the Investor(s):	YA II PN, Ltd. 1012 Springfield Avenue Mountainside, NJ 07092 Attention: Telephone: Email:
With a Copy (which shall not constitute notice or delivery of process) to:	1012 Springfield Avenue Mountainside, NJ 07092 Telephone: Email:
Either may change its information contained in this Article XII by delivering notice to the other party as set forth herein.
Article XIII. Miscellaneous
Section 13.01   Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.
Section 13.02   Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.
Section 13.03   Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.
Section 13.04   Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to YA Global II SPV, LLC, a subsidiary of the Investor, a structuring and due diligence fee in the amount of $10,000, which the Investor acknowledges has been received prior to the date hereof.
Section 13.05   Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.
COMPANY:
Romeo Power, Inc.
By: /s/ Matthew Sant
Name: Matthew Sant
Title: General Counsel and Secretary
INVESTOR:
YA II PN, Ltd.
By: Yorkville Advisors Global, LP
Its: Investment Manager
By: Yorkville Advisors Global II, LLC
Its: General Partner
By: /s/ M. Beckman
Name: Matt Beckman
Title: Member

EXHIBIT A
ADVANCE NOTICE
ROMEO POWER, INC.
                  Dated:                                                 Advance Notice Number:
The undersigned,                  , hereby certifies, with respect to the sale of Common Shares of ROMEO POWER, INC. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Purchase Agreement, dated as of [                 ] (the “Agreement”), as follows:
1. The undersigned is the duly elected                   of the Company.
2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.
3. The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in this Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.
4. The amount of the Advance the Company is requesting is                  .
5. The number of Common Shares of the Company outstanding as of the date hereof is                   .
The undersigned has executed this Advance Notice as of the date first set forth above.
ROMEO POWER, INC.
By:

EXHIBIT B
FORM OF SETTLEMENT DOCUMENT
VIA EMAIL
ROMEO POWER, INC.
Attn: [                 ]
Email: [                 ]
Below please find the settlement information with respect to the Advance Notice Date of:
1.	Advance requested in the Advance Notice
2.	Minimum Acceptable Price for this Advance (if any)
3.	Number of Excluded Days (if any)
4.	Adjusted Advance Amount (after taking into account any adjustments pursuant to Section 2.01):
5.	Market Price
6.	Purchase Price per share
7.	Number of Shares due to Investor
If there were any Excluded Days then add the following (see Section 2.01(d)):
8.	Number of Additional Shares to be issued to Investor
9.	Additional amount to be paid to the Company by the Investor (Additional Shares in number 8 x Minimum Acceptable Price)
10.	Total Amount to be paid to Company (Purchase Price in number 6 + Additional amount in number 9):
11.	Total Shares to be issued to Investor (Shares due to Investor in number 7 + Additional Shares in number 8):

Please issue the number of Shares due to the Investor to the account of the Investor as follows:
INVESTOR’S DTC PARTICIPANT #:
ACCOUNT NAME:
ACCOUNT NUMBER:
ADDRESS:
CITY:
COUNTRY:
CONTACT PERSON:
NUMBER AND/OR EMAIL:
Sincerely,
YA II PN, LTD.
Agreed and approved By ROMEO POWER, INC.:
Name: Title:

EXHIBIT C
FORM OF PROMISSORY NOTE
THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS NOTE HAS BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
ROMEO POWER, INC.
PROMISSORY NOTE
No. RMO-1	Original Principal Amount: $[20,000,000]
Note Issuance Date: [ ]
FOR VALUE RECEIVED, ROMEO POWER, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), hereby promise to pay to the order of YA II PN, Ltd. or its registered assigns (the “Holder”) (i) the outstanding portion of the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to scheduled payment, redemption, or otherwise, the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and (ii) to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Note Issuance Date (the “Issuance Date”) until the same is paid, whether upon the Maturity Date or acceleration, redemption or otherwise (in each case in accordance with the terms hereof) pursuant to the terms of this Promissory Note (the “Note”).
This Note is being issued pursuant to Section 2.04 of the Standby Equity Purchase Agreement dated [                  ], 2022, as amended (the “SEPA”) between the Borrower and the Holder. Upon the issuance of this Note by the Borrower and delivery of the same to the Holder, the Holder shall pay to the account of the Borrower, the Original Principal Amount of this Note in accordance with a closing statement in the form of Exhibit A attached hereto.
1.   GENERAL TERMS
(a) Maturity Date. All amounts owed under this Note shall be due and payable on [                 ]1 (the “Maturity Date”). On the Maturity Date, the Borrower shall pay to the Holder an amount in cash representing all then outstanding Principal, plus an amount equal to 3% of such Principal, and accrued and unpaid Interest.
(b) Interest. Interest shall accrue on the outstanding Principal balance hereof at a rate equal to an annual rate of 0%, provided that such rate shall increase to an annual rate of 15% for so long as any Event of Default remains uncured (“Interest Rate”). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.
(c) Payments of Principal and Interest. On each of (i) [                 ]2, and (ii) [                 ]3 (each such date, a “Payment Due Date”), the Borrower shall make a payment to the Holder in the amount of $[                 ]4 of Principal, plus an amount equal to 3% of such Principal, plus all accrued and unpaid Interest outstanding under this Note as of such payment date, by wire transfer of immediately available funds to the account listed on Schedule I hereto (or to any other account specified by the Holder to the Borrower in

1
Insert date 2 months from the Issuance Date.

2
Insert date 1 month from the Issuance Date.

3
Insert date 2 months from the Issuance Date.

4
Insert amount equal to one half of the Original Principal Amount.

writing) to be received on or before such Payment Due Date. The Borrower may prepay all or any part of the balance outstanding hereunder at any time by paying the amount of Principal being prepaid, plus an amount equal to 3% of such Principal, plus all accrued and Interest outstanding under this Note as of such payment date. Furthermore, the Borrower shall be required to make a payment to the Holder upon the closing of any Advance (as defined in the SEPA) in an amount equal to the amount of the Advance payable to the Borrower which shall be applied by the Holder towards the amounts outstanding hereunder, first towards any accrued and unpaid Interest outstanding under this Note as of such payment date, and next towards Principal. Such payment required upon an Advance shall not incur an additional 3% payment amount. Any payments made hereunder prior to a Payment Due Date shall reduce the amount due at the next Payment Due Date in chronological order.
2.   REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Investor that the following are true and correct as of the date hereof:
(a)   (i) The Borrower have the requisite corporate power and authority to enter into and perform its obligations under this Note and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Note and any related agreements by the Borrower and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the each Borrower’s Board of Directors and no further consent or authorization is required by the Borrower, Board of Directors, or stockholders, (iii) this Note and any related agreements have been duly executed and delivered by the Borrower, (iv) this Note and any related agreements, constitute the valid and binding obligations of the Borrower enforceable against each Borrower in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
(b)   The execution, delivery and performance by the Borrower of its obligations under this Note will not (i) result in a violation of the Borrower’s incorporation documents or any certificate of designation of any outstanding series of preferred stock or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Borrower or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Borrower or any of its subsidiaries.
(c)   No Default. The Borrower is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, debenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound and neither the execution, nor the delivery by the Borrower, nor the performance by the Borrower of its obligations under this Note will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Borrower under its organizational documents, any material indenture, mortgage, deed of trust or other material agreement applicable to the Borrower or instrument to which the Borrower is a party or by which it is bound, or any statute, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or its properties.
(d)   Foreign Corrupt Practices. Neither the Borrower, nor any subsidiary, nor to the knowledge of the Borrower or any subsidiary, any agent or other person acting on behalf of the Borrower or any subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Borrower or any subsidiary (or made by any person acting on its behalf of which the Borrower is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
(e)   Money Laundering. The Borrower and its subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking

Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.
(f)   Neither the Borrower, nor any subsidiary of the Borrower, nor, to the Borrower’s knowledge, any director, officer, agent, employee or affiliate of the Borrower or any subsidiary of the Borrower, is a Person that is, or is owned or controlled by a Person that is:
1)
on the list of Specially Designated Nationals and Blocked Persons maintained by the OFAC from time to time;

2)
the subject of any sanctions administered or enforced by OFAC, the U.S. State Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority;

3)
has a place of business in, or is operating, organized, resident or doing business in a country or territory that is, or whose government is, the subject of OFAC economic sanction program (including, without limitation, programs related to Crimea, Cuba, Iran, North Korea, Sudan and Syria).

(g)   Except with respect to the material terms and conditions of the transactions contemplated by this Note, all of which shall be publicly disclosed by the Borrower as soon as possible after the date hereof, the Borrower covenants and agrees that neither it, nor any other person acting on its behalf, will provide the Holder or its agents or counsel with any information that the Borrower believes constitutes material non-public information, unless prior thereto the Holder shall have entered into a written agreement with the Borrower regarding the confidentiality and use of such information.
3.   EVENTS OF DEFAULT.
(a)   An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:
(i)   the Borrower’s failure to pay to the Holder any amount of Principal, Interest or other amounts when and as due and payable under this Note and such failure was not cure within 5 days following the Holder’s written notice to such effect;
(ii)   The Borrower or any subsidiary of the Borrower shall commence, or there shall be commenced against the Borrower or any subsidiary of the Borrower under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any subsidiary of the Borrower commences, or there shall be commenced against the Borrower or any subsidiary of the Borrower, any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any subsidiary of the Borrower, in each case which remains un-dismissed for a period of 61 days; or the Borrower or any subsidiary of the Borrower is adjudicated insolvent or bankrupt pursuant to a final, non-appealable order; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any subsidiary of the Borrower suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues un-discharged or un-stayed for a period of 61 days; or the Borrower or any subsidiary of the Borrower makes a general assignment for the benefit of creditors; or the Borrower or any subsidiary of the Borrower shall admit in writing that it is unable to pay its debts generally as they become due; or the Borrower or any subsidiary of the Borrower shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or any corporate or other action is taken by the Borrower or any subsidiary of the Borrower for the purpose of effecting any of the foregoing;
(iii)   the Borrower is a party to any agreement memorializing (1) the consummation of any transaction or event (whether by means of a share exchange or tender offer applicable to the ordinary shares, a liquidation, consolidation, recapitalization, reclassification, combination or merger of the

Borrower or a sale, lease or other transfer of all or substantially all of the consolidated assets of the Borrower) or a series of related transactions or events pursuant to which all of the outstanding ordinary shares of the Borrower are exchanged for, converted into or constitute solely the right to receive, cash, securities or other property, (2) a consolidation or merger in which the Borrower is not the surviving corporation, or (3) a sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets of the Borrower to another person or entity (each of (1), (2) and (3) a “Change in Control”) unless in connection with such Change in Control, all Principal, accrued and unpaid Interest due under this Note, and any other amounts owed will be paid in full or the Holder consents to such Change in Control;
(iv)   a material event of default or material breach by the Borrower under this Note, the SEPA, or any material obligation, instrument, debenture, note or agreement for borrowed money beyond any applicable notice and/or grace period.
4.   REMEDIES UPON DEFAULT.
(a)   During the time that any portion of this Note is outstanding, if (i) any Event of Default has occurred, the Holder, by notice in writing to the Borrower, may at any time and from time to time declare the full unpaid Principal of this Note or any portion thereof, plus an amount equal to 3% of such Principal, together with Interest accrued thereon to be due and payable immediately (the “Accelerated Amount”) or (ii) any Event of Default specified in Section 3(a)(ii) has occurred, the Acceleration Amount shall be immediately and automatically due and payable without necessity of further action.
5.   REISSUANCE OF THIS NOTE. Upon receipt by the Borrower of evidence reasonably satisfactory to such Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to such Borrower in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Borrower shall execute and deliver to the Holder a new Note representing the outstanding Principal which Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest from the Issuance Date.
6.   NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:
If to the Borrower, to:	Romeo Power, Inc. 4380 Ayers Avenue Vernon, CA 90058 Attention: [ ] Telephone: [ ] Email: [ ]
With a copy to:	[ ] [ ] [ ] Attention: Telephone:

If to the Holder:	YA II PN, Ltd. 1012 Springfield Avenue Mountainside, NJ 07092 Attention: Telephone:
With a copy to:
1012 Springfield Avenue Mountainside, NJ 07092 Telephone: Email:
or at such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) electronically generated by the sender’s email service provider containing the time, date, recipient email address or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.
7.   Covenants of the Borrower.
(a)   Compliance with Laws. The Borrower shall comply with all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws, and will not take any action which will cause the Investor to be in violation of any such laws.
(b)   Use of Proceeds. The Borrower shall use the proceeds from the issuance of the Note hereunder for working capital and other general corporate purposes. Neither the Borrower nor any subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs.
8.   No provision of this Note shall alter or impair the obligations of the Borrower, which are absolute and unconditional, to pay the Principal of or Interest (if any) on, this Note at the time, place, and rate, and in the currency, herein prescribed. This Note is a direct obligation of each Borrower. As long as this Note is outstanding, the Borrower shall not and shall cause its subsidiaries not to, without the consent of the Holder, (i) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder under this Note; or (ii) enter into any agreement with respect to any of the foregoing.
9.   This Note shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflict of laws. Each of the parties consents to the jurisdiction of the state courts of the State of New York and the U.S. District Court for the District of New York sitting in Manhattan, in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.
10.   If an Event of Default has occurred, then the Borrower shall reimburse the Holder promptly for all reasonable out-of-pocket fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the

Holder in accordance with the terms of this Note, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.
11.   Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.
12.   If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any Interest or other amount deemed Interest due hereunder shall violate applicable laws governing usury, the applicable rate of Interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Borrower covenant (to the extent that it may lawfully do so) that each Borrower shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Borrower from paying all or any portion of the Principal of or Interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Borrower (to the extent they may lawfully do so) hereby expressly waive all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law had been enacted.
13.   Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
14.   Assignment of this Note by the Borrower shall be prohibited without the prior written consent of the Holder. Holder shall be entitled to assign this Note in whole or in part to any person or entity without the consent of the Borrower.
15.   THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS NOTE.
[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by a duly authorized officer as of [                 ].
BORROWER: ROMEO POWER, INC.
By:
Please deliver this Advance Notice by email to:
Email:
Attention:
Confirmation Telephone Number:

Schedule I
(Holder Account Information)
YA II PN, LTD.

Exhibit A
Closing Statement
[DATE]
Promissory Note dated [                 ], granted by ROMEO POWER, INC. (the “Borrower”) in favor of YA II PN, Ltd. (the “Holder”)
This document shall constitute the authorization by the Borrower to the Holder regarding the disbursement of the purchase price to be paid by the Holder under the Promissory Note.
The Holder shall make the payments and transfers set forth below in accordance with the wire instructions to the account of each recipient as set forth herein:
Principal Amount	[$20,000,000.00]
Less: Original Issue Discount (2% of Principal Amount):	[$(400,000.00)]
Balance to be Paid to the Borrower:	[$19,600,000.00]
ACCOUNT INSTRUCTIONS
BORROWER’S ACCOUNT:

BORROWER: ROMEO POWER, INC.

By:

AMENDMENT NO. 1 TO STANDBY EQUITY PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 (the “Amendment”), dated as of February 28, 2022, to the Standby Equity Purchase Agreement (the “SEPA”), dated as of February 15, 2022, by and between YA II PN, Ltd., a Cayman Islands exempt limited partnership (the “Investor”), and Romeo Power Inc., a company incorporated under the laws of the State of Delaware (the “Company”, and together with the Investor, the “Parties”), is being executed at the direction of the Parties.
WHEREAS, Section 13.02 of the SEPA permits the Parties to amend the SEPA through an instrument in writing signed by the Parties.
NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the Parties agree as follows:
1. The defined term “Commitment Amount” in Section 1.13 of the SEPA is hereby deleted in its entirety and replaced with the following:
“Commitment Amount” shall mean $350,000,000 of Common Shares, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares issued under this Agreement would exceed 19.99% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”); provided further that, (a) the Exchange Cap will not apply if the Company’s stockholders have approved issuances in excess of the Exchange Cap in accordance with the rules of the Principal Market, and (b) as to any Advance, the issuance of Shares in respect of such Advance would be excluded from the Exchange Cap if the Purchase Price paid for such Shares equals or exceeds the Minimum Price (as defined in Section 312.03 of the NYSE Listed Company Manual) applicable to such Advance.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The Parties hereto have caused this Amendment to be executed and delivered as of the day and year first written above.
COMPANY: Romeo Power, Inc.
By: /s/ Matthew Sant
Name: Matthew Sant
Title: General Counsel and Secretary
INVESTOR: YA II PN, Ltd.
By: Yorkville Advisors Global, LP
Its: Investment Manager
By: Yorkville Advisors Global II, LLC
Its: General Partner
By: /s/ M. Beckman
Name: Matt Beckman
Title: Member
[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SEPA]

SCAN TO VIEW MATERIALS & VOTE ROMEO POWER, INC. 4380 AYERS AVENUE VERNON, CA 90058 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/RMO2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D80956-P70368 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ROMEO POWER, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Susan S. Brennan 02) Lauren Webb 03) Robert S. Mancini 04) Donald S. Gottwald 05) Laurene Horiszny 06) Philip Kassin 07) Timothy E. Stuart 08) Paul S. Williams For Abstain Against 5. To approve, for purposes of complying with Section 312.03(c) of the New York Stock Exchange Listed Company Manual, the issuance of our common stock to YA II PN, Ltd. in excess of the exchange cap of the Standby Equity Purchase Agreement included as Appendix A to the proxy statement. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 6. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 250,000,000 to 350,000,000. 3. To approve, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote 1 year on the following proposal: 3 Years 1 Year 2 Years Abstain n-binding advisory stockholder votes on the compensation of our named executive officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D80957-P70368 ROMEO POWER, INC. Annual Meeting of Stockholders June 14, 2022, 10:00 AM PDT This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Susan S. Brennan and Kerry A. Shiba, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ROMEO POWER, INC. that the stockholder(s) is/areentitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM PDT on June 14, 2022, virtually atwww.virtualshareholdermeeting.com/RMO2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side